UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant    [_]

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[X]	Definitive Proxy Statement

[_]	Definitive Additional Materials

[_]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

UROLOGIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Urologix, Inc.

14405 21st Avenue North
Minneapolis, Minnesota 55447

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
November 16, 2012

TO THE SHAREHOLDERS OF UROLOGIX, INC.:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Urologix, Inc. will be held at the Sheraton Minneapolis West, 12201 Ridgedale Drive, Minnetonka, Minnesota 55305, on Friday, November 16, 2012 at 4:00 p.m., local time, for the following purposes:

1.	To elect two (2) directors to hold office for a term of three years or until their respective successor has been elected and shall qualify;

2.	To adopt the Urologix, Inc. 2012 Stock Incentive Plan; and

3.	To ratify and approve the appointment of KPMG LLP as the independent registered public accounting firm for Urologix, Inc. for the fiscal year ending June 30, 2013.

          The Board of Directors has fixed September 21, 2012 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors,

Mitchell Dann, Chairman

Minneapolis, Minnesota
October 5, 2012

Regardless of whether you expect to attend the Annual Meeting in person, please vote your shares in one of the ways described in the proxy statement as promptly as possible.

IMPORTANT NOTICE REGARDING AVAILABILITY
OF PROXY MATERIALS FOR THE
2012 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, NOVEMBER 16, 2012

Under rules promulgated by the Securities and Exchange Commission, we are making our proxy materials available electronically via the Internet.

The Notice of 2012 Annual Meeting of Shareholders and Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 are available at www.idelivercommunications.com/proxy/ULGX.

On or about October 5, 2012, we mailed to some of our shareholders a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement and our annual report. The Notice of Internet Availability includes instructions to access your proxy card to vote via the Internet, as well as how to request paper or e-mail copies of our proxy materials. Other shareholders received an e-mail notification that provided instructions on how to access our proxy materials and vote via the Internet, or were mailed paper copies of our proxy materials and a proxy card that provides instructions for voting via the Internet, by telephone or by mail.

If you received the Notice of Internet Availability and would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to receive e-mails with instructions to access these materials via the Internet unless you elect otherwise.

Urologix, Inc.

14405 21st Avenue North
Minneapolis, Minnesota 55447

PROXY STATEMENT

Solicitation of Proxies

          This proxy statement is furnished to the shareholders of Urologix, Inc. (“we” or “Urologix”) in connection with the Annual Meeting of Shareholders to be held on November 16, 2012 or any adjournment(s) or postponement(s) thereof. The mailing of this proxy statement to our shareholders commenced on or about October 5, 2012.

Cost and Method of Solicitation

          This solicitation of proxies to be voted at this 2012 Annual Meeting of Shareholders is being made by our Board of Directors. The cost of this solicitation of proxies will be borne by Urologix. In addition to solicitation by mail, our officers, directors and employees may solicit proxies by telephone or in person. We may also request banks and brokers to solicit their customers who have a beneficial interest in our common stock registered in the names of nominees and we will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

Voting

          The total number of shares outstanding and entitled to vote at the meeting as of September 21, 2012 consisted of 20,782,868 shares of common stock, $.01 par value. Each share of common stock is entitled to one vote. Only shareholders of record at the close of business on September 21, 2012 will be entitled to vote at this Annual Meeting.

          All shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible (or follow instructions to grant a proxy to vote by means of telephone or internet) in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares. Additionally, in order to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

          If you sign and return the proxy card on time, the individuals named on the proxy card will vote your shares as you have directed. If you just sign and submit your proxy card without voting instructions, your shares will be voted “FOR” each director nominee and “FOR” each of the other proposals if you are a record holder. If you are a street name holder and do not provide voting instructions to your broker, no votes will be cast on your behalf on Proposal 1: Election of Directors or Proposal 2: Approval of the 2012 Stock Incentive Plan (sometimes called a broker non-vote), but your broker will be entitled to vote in its discretion on the ratification of KPMG LLP as our independent registered public accounting firm for fiscal year 2013, which is Proposal 3. Shareholders of Urologix who own shares of common stock through a bank or brokerage are sometimes called “street name” holders. Street name holders should review the additional information below under “Casting Your Vote as a Street Name Holder.”

Quorum and Voting Requirements

          A quorum, consisting of a majority of the shares of common stock entitled to vote at this 2012 Annual Meeting of Shareholders, must be present, in person or by proxy, before action may be taken at the Annual Meeting. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved that matter, but they are counted as present for the purpose of determining a quorum at the Annual Meeting.

          A director nominee will be elected if approved by the affirmative vote of the holders of a plurality of the voting power of the shares present, in person or by proxy, and entitled to vote for the election of directors. The affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the annual meeting is required for approval of Proposal 2: Approval of the 2012 Stock Incentive Plan and Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm.

          You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board of Directors, which is Proposal 1. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the approval of the Urologix, Inc. 2012 Stock Incentive Plan, which is Proposal 2. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the ratification of the appointment of the independent registered public accounting firm, which is Proposal 3. If you withhold authority to vote for the election of a nominee, it has the same effect as a vote against that nominee. Abstentions are counted as present and entitled to vote for the purposes of determining a quorum, but are not counted for the purposes of determining whether shareholders have approved that matter. Therefore, if you abstain from voting on Proposal 2 or Proposal 3, it has the same effect as a vote against that proposal.

Casting Your Vote as a Street Name Holder

          If you hold your shares through a broker (that is, in “street name”) and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. As of January 1, 2010, brokers no longer have discretionary authority to vote their customers’ shares in an election of directors unless those customers give the brokers instructions on how to vote. As a result, if you hold your shares in street name and do not provide voting instructions to your broker, no votes will be cast on your behalf in the election of directors of Urologix or on Proposal 2: Approval of the 2012 Stock Incentive Plan. Because of this change in broker voting rules, all street name holders are urged to provide instructions to their brokers on how to vote their shares in the election of directors at the Annual Meeting and on Proposal 2: Approval of the 2012 Stock Incentive Plan.

     Make your vote count in the election of directors and Proposal 2. Instruct your broker how to cast your vote!

          If you hold your shares in street name, your broker will continue to have discretion to vote any uninstructed shares on Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm.

Revoking a Proxy

          You may change your vote and revoke your proxy at any time before it is voted by:

•	Sending a written statement to that effect to the Chief Financial Officer of Urologix.

•	Submitting a properly signed proxy card with a later date.

•	If you voted by telephone or through the Internet, by voting again either by telephone or through the Internet prior to the close of the voting facility.

•	Voting in person at the Annual Meeting.

          All shares represented by valid, unrevoked proxies will be voted at the Annual Meeting and any adjournment(s) or postponement(s) thereof. Our principal offices are located at 14405 21st Avenue North, Minneapolis, Minnesota 55447, and our telephone number is (763) 475-1400.

Annual Meeting and Special Meetings; Bylaw Amendments

          This 2012 Annual Meeting of Shareholders is a regular meeting of our shareholders and has been called by our Board of Directors in accordance with our bylaws. Under our bylaws, special meetings of our shareholders may be held at any time for any purpose and may be called by the Chairman of our Board, our chief executive officer, our chief financial officer, two or more directors or by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote on the matters to be presented to the meeting, except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or affect a business combination, including any action to change or otherwise affect the composition of the Board of Directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. The business transacted at a special meeting is limited to the purposes as stated in the notice of the meeting. For business to be properly brought before a regular meeting of shareholders, a written notice containing the required information must be timely submitted. For more information, please review our bylaws and the section of this proxy statement entitled “Shareholder Proposals and Shareholder Nominees for 2013 Annual Meeting.”

          Our bylaws may be amended or altered by a vote of the majority of the whole Board at any meeting. The authority of the Board is subject to the power of our shareholders, exercisable in the manner provided by Minnesota law, to adopt, amend, or repeal bylaws adopted, amended, or repealed by the Board. Additionally, the Board may not make or alter any bylaws fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the Board of Directors, or fixing the number of directors or their classifications, qualifications, or terms of office, except that the Board may adopt or amend any bylaw to increase their number.

OWNERSHIP OF VOTING SECURITIES BY
PRINCIPAL HOLDERS AND MANAGEMENT

          The following table includes information as of September 21, 2012, except as noted, concerning the beneficial ownership of our common stock by (i) the only shareholders known to us to hold five percent or more of our common stock, (ii) each of our directors and the nominee to our Board of Directors, (iii) each of the named executive officers and (iv) all current directors and executive officers of Urologix as a group. Unless otherwise indicated, all beneficial owners have sole voting and investment power over the shares held. Except as indicated below, the business address of each individual set forth below is 14405 21st Avenue North, Minneapolis, MN 55447.

Name and Address of of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage Beneficially Owned

Perkins Capital Management, Inc. (2) 730 East Lake Street Wayzata, MN 55391	5,725,250	27.6%

T Rowe Price Associates, Inc. (3) 110 E Pratt Street Baltimore, MD 21202	2,009,358	9.7%

Stryker Warren, Jr. (4)(5)(6)	855,824	4.0%

Mitchell Dann (4)(6)(7)	700,417	3.4%

Sidney W. Emery, Jr. (4)(8)	203,307	*

Christopher R. Barys (4)	53,286	*

Patrick D. Spangler (4)	53,286	*

Gregory J. Fluet (5)	180,998	*

Lisa A. Ackermann (5)	81,048	*

Brian J. Smrdel (5)	46,457	*

All current directors and executive officers as a group (8 persons)	2,174,623	10.1%

*	Indicates ownership of less than one percent.

(1)

Includes options to purchase the following number of shares, which are or will become exercisable within 60 days of September 21, 2012: Mr. Dann, 60,000 shares; Mr. Warren, 398,544 shares; Mr. Emery, 70,000 shares; Mr. Barys, 20,000 shares; Mr. Spangler, 20,000 shares; Mr. Fluet, 179,998 shares; Mr. Smrdel, 46,457 shares; and Ms. Ackermann, 35,416 shares; and all current directors and executive officers as a group, 830,415 shares.

(2)

Based upon the Amendment No. 10 to Schedule 13G filed by the shareholder with the Securities and Exchange Commission on July 20, 2012. In the Amendment No. 10, the shareholder states that the shareholder, an investment advisor, has sole voting power over 4,478,200 shares and sole dispositive power over 5,725,250 shares of our common stock held by the shareholder’s investment advisory clients as of June 30, 2012.

(3)

Based upon the Schedule 13G filed by the shareholder with the Securities and Exchange Commission on July 10, 2012. In the Schedule, the shareholder states that the shareholder, an investment advisor, has sole voting power over 1,837,858 shares and sole dispositive power over 2,009,358 shares of our common stock held by the shareholder’s investment advisory clients.

(4)	Director of Urologix.

(5)	Named executive officer.

(6)	Nominee for election as a director.

(7)

Includes 10,358 shares owned by an IRA rollover for the benefit of Mitchell Dann and 61,684 shares held by the Glory Bowl Trust of which the Mr. Dann’s child is the beneficiary and Mr. Dann is the sole trustee.

(8)	Includes 51,247 shares held in a trust for the benefit of Mr. Emery’s spouse, of which Mr. Emery and his spouse are trustees.

PROPOSAL 1:
ELECTION OF DIRECTORS

          Pursuant to the terms of our current articles of incorporation, directors are divided into three classes, with the term of one class expiring each year. As the term of each class expires, the successors to the directors in that class will be elected for a term of three years. Vacancies on the Board of Directors and newly created directorships can be filled by vote of a majority of the directors then in office.

          The terms of Mitchell Dann and Stryker Warren, Jr. expire at this Annual Meeting of Shareholders, which follows our fiscal year 2012. The term of Christopher R. Barys expires at the Annual Meeting of Shareholders following our fiscal year 2013. The terms of Sidney W. Emery, Jr. and Patrick D. Spangler expire at the Annual Meeting of Shareholders following our fiscal year 2014.

          Two directors will be elected at this Annual Meeting to serve until the Annual Meeting of Shareholders following our fiscal year 2015 or until their respective successors are elected and shall qualify. Upon recommendation of the Governance/Nominating Committee, the Board of Directors has nominated for election Mr. Dann and Mr. Warren to each serve as director until the Annual Meeting following fiscal year 2015. Both Messrs. Dann and Warren meet the criteria applicable to Board nominees that are set out in our Governance Guidelines and summarized under “Corporate Governance – Director Nominations – Criteria for Nomination to the Board; Diversity Considerations.”

          It is intended that proxies will be voted for the named nominees. The Board of Directors believes that the nominees each will be able to serve, but should either be unable to serve as a director, the persons named in the proxies have advised us that they will vote for the election of such substitute nominee(s) as the Board of Directors may propose.

          Set forth below are the biographies of the nominees and the directors serving continuing terms, as well as a discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that the nominee or director should serve as a director of Urologix at this time.

Information Regarding the Nominees

          Mitchell Dann, age 52, has served as a director and as our Chairman since February 25, 2008. Mr. Dann also served as our Interim Chief Executive Officer from February 25, 2008 until the appointment of Mr. Warren as the Chief Executive Officer on June 24, 2008. Mr. Dann is a co-founder of Urologix and served as a director from its inception in 1991 until 2005. In 2000, Mr. Dann founded Sapient Capital. Mr. Dann is currently the managing member of Sapient Capital Management, L.L.C., the general partner of the general partner of Sapient Capital, L.P., a venture capital firm specializing in the medical device industry. Mr. Dann has over 25 years of experience working with medical device companies as an investor, entrepreneur, executive, adviser and board member. From September 2000 to June 2011, Mr. Dann served as a member of the Board of Directors of TranS1 Inc., a publicly-held medical device company (Nasdaq: TSON). Mr. Dann received a Bachelor of Science degree in engineering from the University of Vermont.

          Mr. Dann is qualified to serve on the Urologix Board because of his broad strategic perspective of the medical device industry. In addition, Mr. Dann brings to the Board an exceptional and deep understanding of the particular challenges and opportunities facing Urologix, gained through his role as the co-founder of Urologix, as a director of Urologix for fourteen years prior to his current service, and through his service as our interim Chief Executive Officer on three prior occasions, most recently from February to June 2008.

          Stryker Warren, Jr., age 62, was appointed as our Chief Executive Officer and elected as a director on June 24, 2008. From May 1997 to April 2007, Mr. Warren served as President and Chief Executive Officer of Urology Healthcare Group, Inc. (doing business as CIMplify, Inc.), which provided value-added services to urology practices and state-of-the-art medical equipment on an as-needed basis. Mr. Warren received a Bachelor of Science degree in pharmacy from Oregon State University.

          Mr. Warren is qualified to serve on the Urologix Board because he brings to the Board a keen understanding of our products and industry through his previous position as the Chief Executive Officer of a customer of Urologix. Additionally, Mr. Warren’s role as our Chief Executive Officer allows him to provide the Board with his unique perspective as a member of management on our challenges, opportunities and operations.

Vote Required

          Under Minnesota law and our bylaws, directors are elected by a plurality of the votes cast at the meeting by holders of common stock voting for the election of directors. This means that since shareholders will be electing two directors, the two nominees receiving the highest number of votes will be elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH NOMINEE

Directors Serving Continuing Terms

Term Expiring at the Annual Meeting Following Fiscal 2013:

          Christopher R. Barys, age 46, has served as a director since August 6, 2010. Since May 2011, Mr. Barys has served as a General Manager of the I-Flow Division of Kimberly-Clark Healthcare, an operating segment of Kimberly-Clark Corporation (NYSE: KMB), a global health and personal care products company. The I-Flow Division develops and markets drug delivery systems and products for post-surgical pain relief and surgical site care. From June 2010 to April 2011, Mr. Barys consulted for a variety of medical device companies globally. From July 2009 to June 2010, Mr. Barys served as the Chief Operating Officer of FlowCardia, Inc., a privately held developer of endovascular products for the treatment of chronic total occlusions that was acquired by C. R. Bard, Inc. in April 2010. From November 2007 to July 2009, he served as FlowCardia’s Executive Vice President, Sales and Marketing. From November 2005 to November 2007, Mr. Barys served as the Vice President, Sales and Marketing, Peripheral Vascular Systems for Edwards Lifesciences Corporation, a publicly-held medical device company with products and technologies designed to treat advanced cardiovascular disease (NYSE: EW). Mr. Barys received a Bachelor of Science degree in marketing from Northern Illinois University.

          Mr. Barys is qualified to serve as a director of Urologix because of his significant sales and marketing and general management expertise developed through executive positions in medical device companies. We believe that Mr. Barys will provide our Board with insight into sales and marketing strategy development, campaign development and execution, implementing programs to improve sales force effectiveness and operational efficiencies.

Term Expiring at the Annual Meeting Following Fiscal 2014:

          Sidney W. Emery, Jr., age 66, has served as a director since October 2005. In February 2010, Mr. Emery became the owner and Chief Executive Officer of Supply Chain Services, Inc., a privately-held provider of barcode scanning solutions located in Stillwater, Minnesota. From March 1998 until his retirement in September 2008, Mr. Emery served as the Chief Executive Officer and President of MTS Systems Corporation (Nasdaq: MTSC), a global supplier of mechanical testing systems and industrial position sensors. Mr. Emery has also served as the chairman of the Board of Directors of MTS Systems Corporation from January 1999 until September 2008. Mr. Emery previously held various management and executive positions with the Bendix Corporation and later Honeywell, Inc. after serving 10 years as an officer in the U.S. Navy. Since May 2007, Mr. Emery has served as a director of ALLETE, Inc., a diversified energy company (NYSE: ALE). He is also a director of Field Solutions, Inc., a privately held company providing independent field service technician resources and headquartered in Minnetonka, Minnesota. Mr. Emery is also Chairman of the Board of Governors at the University of St. Thomas School of Engineering. Mr. Emery received a Bachelor of Science degree in engineering from the U.S. Naval Academy and a Doctorate in industrial engineering from Stanford University.

          Mr. Emery’s demonstrated leadership and executive management experience, including serving as a Chief Executive Officer of a public company, qualify Mr. Emery to serve as a director of Urologix. Mr. Emery is also an audit committee financial expert as that term is defined under the rules of the Securities and Exchange Commission.

          Patrick D. Spangler, age 57, has served as our director since August 15, 2010. Since September 17, 2012, Mr. Spangler has served as the Senior Vice President and Chief Financial Officer of Healthland, a provider of healthcare information technology solutions to rural community and critical access hospitals. From September 2010 to August 2012, Mr. Spangler served as the Chief Financial Officer of Epocrates, Inc. (Nasdaq: EPOC), a provider of mobile drug reference tools to healthcare professionals and interactive services to the healthcare industry. From May 2010 to September 2010, Mr. Spangler acted as an operating partner of and CFO advisor to Three Fields Capital, a private equity and venture capital firm. From June 2009 to April 2010, he was the Chief Financial Officer of High Jump Software, a privately-held software company. From March 2005 to January 2009, Mr. Spangler served as the Senior Vice President and Chief Financial Officer of ev3, Inc., a medical device company that was publicly-held until it was acquired in July 2010. Mr. Spangler has a Bachelor of Science degree in accounting from the University of Minnesota, a Master of Business Administration degree from University of Chicago and a Master of Business Taxation degree from the University of Minnesota.

          Mr. Spangler is qualified to serve on the Urologix Board because of his significant executive management and finance experience at both public and private companies. In particular, Mr. Spangler’s finance experience will allow him to ably assist our Board and Audit Committee with oversight of our finance and accounting functions and the development and execution of our financial strategies. Mr. Spangler is also an audit committee financial expert as that term is defined under the rules of the Securities and Exchange Commission.

CORPORATE GOVERNANCE

Board Independence

          The Board of Directors undertook a review of director independence in September 2012. As part of that process, the Board reviewed all transactions and relationships between each director (or any member of his immediate family) and Urologix, our executive officers and our auditors, and other matters bearing on the independence of directors. As a result of this review, the Board affirmatively determined that each of Messrs. Barys, Emery, Dann and Spangler is independent according to the “independence” definition of the Nasdaq Listing Rules. Mr. Warren is not independent because he currently serves as our Chief Executive Officer.

Committees of the Board of Directors and Committee Independence

          The Board of Directors has established a Compensation Committee, an Audit Committee and a Governance/Nominating Committee. The composition and function of these committees are set forth below.

          Compensation Committee. The Compensation Committee reviews and approves the compensation and other terms of employment of our Chief Executive Officer and other senior management of Urologix. Among its other duties, the Compensation Committee administers our stock-based compensation plans (such as our 1991 Stock Option Plan), and cash incentive plans for executive officers, and recommends director compensation. The Compensation Committee annually reviews the Chief Executive Officer’s compensation and the Chief Executive Officer’s performance. In connection with its review of compensation of executive officers or any form of incentive or performance based compensation, the Committee will also review and discuss risks arising from our compensation policies and practices.

          The charter of the Compensation Committee requires that the Committee consist of no fewer than two members, each of whom must be “independent” according to the Nasdaq Listing Rules, a non-employee director under Securities and Exchange Commission rules and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code. Each member of our Compensation Committee meets these requirements. A copy of the current charter of the Compensation Committee is available on our website, www.urologix.com, by following the link to “Corporate Governance” in the “Investors” section.

          The current members of the Compensation Committee are Messrs. Emery (Chair), Barys and Spangler. During fiscal year 2012, the Compensation Committee met three times and also met in executive session without management present for certain of these meetings.

          Governance/Nominating Committee. The Governance/Nominating Committee is charged with the responsibility of identifying, evaluating and approving qualified candidates to serve as our directors, ensuring that the Board and governance policies are appropriately structured, reviewing and recommending changes to our governance guidelines, overseeing Board and committee evaluations, and reviewing and making recommendations on succession plans for the Chief Executive Officer. The Governance/Nominating Committee is also responsible for the leadership structure of our Board, including the composition of the Board and its committees, and an annual review of the position of Chairman of the Board. As part of its annual review, the Governance/Nominating Committee is responsible for identifying individuals qualified to serve as Chairman and making recommendation to the Board of Directors for any changes in such position. The Governance/Nominating Committee also has responsibility for overseeing our annual process of self-evaluation by members of the committees and the Board of Directors as a whole.

          The charter of the Governance/Nominating Committee requires that this committee consist of no fewer than two Board members who satisfy the “independence” requirements of the Nasdaq Listing Rules. Each member of the Governance/Nominating Committee meets these requirements. A copy of the current charter of the Governance/Nominating Committee is available by following the link to “Corporate Governance” in the “Investor” section of our website at www.urologix.com. A copy of our current Governance Guidelines is also available in the “Corporate Governance” section of our website.

          The current members of the Governance/Nominating Committee are Messrs. Barys (Chair), Emery and Spangler. During fiscal year 2012, the Governance/Nominating Committee met three times.

          Audit Committee. The Audit Committee assists the Board by reviewing the integrity of our financial reporting processes and controls; the qualifications, independence and performance of the independent auditors; and compliance by us with certain legal and regulatory requirements. The Audit Committee has the sole authority to retain, compensate, oversee and terminate the independent auditors, as well as the responsibility to pre-approve all audit and non-audit services performed by the independent auditor. The Audit Committee reviews our annual audited financial statements, quarterly financial statements and related filings with the Securities and Exchange Commission. The Audit Committee reviews reports on various matters, including our critical accounting policies, significant changes in our selection or application of accounting principles, and our internal control processes. Under its charter, the Audit Committee exercises oversight of significant risks relating to financial reporting and internal control over financial reporting, including discussing these risks with management and the independent auditor and assessing the steps management has taken to minimize these risks.

          The charter of the Audit Committee requires that this committee consists of three or more “independent” directors under the Nasdaq Listing Rules and that the directors also be independent under Securities and Exchange Commission Rule 10A-3. The members of the Audit Committee must also meet the experience and sophistication requirements of the Nasdaq Listing Rules. Each member of the Audit Committee meets the requirements of the charter. Our Governance/Nominating Committee and our Board of Directors also have reviewed the education, experience and other qualifications of each of the members of the Audit Committee. After such review, upon the recommendation of the Governance/Nominating Committee, the Board of Directors has determined that Messrs. Emery and Spangler each meet the Securities and Exchange Commission definition of an “audit committee financial expert.” A report of the Audit Committee is set forth below.

          A copy of the current charter of the Audit Committee is available by following the “Corporate Governance” link in the “Investor” section of our website at www.urologix.com. Our Audit Committee consists of Messrs. Spangler (Chair), Emery, and Barys. During fiscal year 2012, the Audit Committee met seven times.

Board Leadership Structure

          Currently, the leadership structure of Urologix’ Board consists of a non-executive chairman of the Board, who also serves in the role of lead director, and three standing committees that are each led by a chairman. The members of each committee are “independent directors” under the Nasdaq Listing Rules and meet the other similar independence requirements applicable to that committee. Our Chief Executive Officer is a director, but does not serve as chairman and does not serve on any committee.

          The Governance/Nominating Committee believes that the current Board leadership structure is appropriate for Urologix at this time because it allows the Board and its committees to fulfill their responsibilities, draws upon the experience and talents of all directors, encourages management accountability to the Board, and helps maintain good communication among Board members and with management. Our current Board leadership structure is reflected in our Governance Guidelines and the Governance/Nominating Committee is empowered through its charter to consider and make changes to the structure if necessary.

Board’s Role in Risk Oversight

          We face a number of risks, including financial, technological, operational, regulatory, strategic and competitive risks. Management is responsible for the day-to-day management of risks we face, while the Board has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the processes for identification, management and mitigation of risk by our management are adequate and functioning as designed.

          Our Governance Guidelines were amended in August 2010 to formalize the Board’s responsibility for risk oversight as our policy.

          Our Board is actively involved in overseeing risk management and it exercises its oversight both through the full Board and through the three standing committees of the Board: the Audit Committee, the Compensation Committee and the Governance/Nominating Committee. The three standing committees exercise oversight of the risks within their areas of responsibility, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees.

          The Board and the three committees receive information used in fulfilling their oversight responsibilities through our executive officers and advisors, including our outside legal counsel and our independent registered public accounting firm. At meetings of the Board, management makes presentations to the Board regarding our business strategy, operations, financial performance, fiscal year budgets, technology, quality and regulatory, and other matters. Many of these presentations include information relating to the challenges and risks to our business and the Board and management actively engage in discussion on these topics. Each of the committees also receives reports from management regarding matters relevant to the work of that committee. These management reports are supplemented by information relating to risk from our advisors. Additionally, following committee meetings, the Board receives reports by each committee chair regarding the committee’s considerations and actions. In this way, the Board also receives additional information regarding the risk oversight functions performed by each of these committees.

Director Nominations

          The Governance/Nominating Committee will consider candidates for Board membership suggested by its members, other Board members, as well as management and shareholders. Shareholders who wish to recommend a prospective nominee should follow the procedures set forth in Section 3.13 of our bylaws as described in the section of this proxy statement entitled “Shareholder Proposals for Nominees.”

          Criteria for Nomination to the Board; Diversity Considerations. The Governance/Nominating Committee is responsible for identifying, evaluating and approving qualified candidates for nomination as directors. The committee has not adopted minimum qualifications that nominees must meet in order for the committee to recommend them to the Board of Directors, as the committee believes that each nominee should be evaluated based on his or her merits as an individual, taking into account our needs and the needs of the Board of Directors. The Governance/Nominating Committee evaluates each prospective nominee against the standards and qualifications set out in our Governance Guidelines, including:

•

Background, including high personal and professional ethics and integrity and the ability to exercise good business judgment and enhance the Board’s ability to manage and direct the affairs and business of Urologix;

•

Commitment, including the willingness to devote adequate time to the work of the Board and its committees, and the ability to represent the interests of all shareholders and not a particular interest group;

•	Board skills needs, in the context of the existing makeup of the Board, and the candidate’s qualification as independent and qualification to serve on Board committees;
•	Business experience, which should reflect a broad experience at the policy-making level in business, government and/or education; and
•	Diversity, in terms of knowledge, experience, skills, expertise, and other demographics that contribute to the Board’s diversity.

          In considering candidates for the Board, including the nominee for election at this Annual Meeting, the Governance/Nominating Committee considers the entirety of each candidate’s credentials with reference to these standards. The Governance/Nominating Committee also considers such other relevant factors as it deems appropriate.

          While the Governance/Nominating Committee does not have a formal policy with respect to diversity, the Governance/Nominating Committee does believe it is important that the Board represent diverse viewpoints within the context of these standards. As part of the nominee selection process for this Annual Meeting, the Governance/Nominating Committee reviewed the knowledge, experience, skills, expertise, and other characteristics of the nominees and the other directors. The Governance/Nominating Committee considered how each director contributed to the diversity of the Board. Based upon that review, the Governance/Nominating Committee believes that the overall mix of the directors’ backgrounds contributes to a diversity of viewpoints that enhances the quality of the Board’s deliberations and decisions.

          In reviewing prospective nominees, the Governance/Nominating Committee reviews the number of public-company Boards on which a director nominee serves to determine if the nominee will have the ability to devote adequate time to the work of our Board and its committees. Under our Governance Guidelines, non-employee directors generally may not serve on more than five boards of other publicly owned companies, provided that the service does not adversely affect the director’s ability to perform his or her duties as a Urologix director.

          The Governance/Nominating Committee will consider persons recommended by the shareholders using the same standards used for other nominees.

          Process for Identifying and Evaluating Nominees. The process for identifying and evaluating nominees to the Board of Directors is initiated by identifying a slate of candidates who meet the criteria for selection as a nominee and have the specific qualities or skills being sought based on input from members of the Board and, if the Governance/Nominating Committee deems appropriate, a third-party search firm. The Governance/Nominating Committee evaluates these candidates by reviewing the candidates’ biographical information and qualifications and checking the candidates’ references. One or more committee members will interview the prospective nominees in person or by telephone. After completing the evaluation, the committee makes a recommendation to the full Board of the nominees to be presented for the approval of the shareholders or for election to fill a vacancy.

          Board Nominee for this 2012 Annual Meeting. The Governance/Nominating Committee selected the nominees for this 2012 Annual Meeting in September 2012. Mr. Dann, a nominee for election at this 2012 Annual Meeting, was appointed by the Board of Directors on February 25, 2008. Mr. Warren was appointed as our Chief Executive Officer and a director on June 24, 2008. Mr. Dann was identified by the Governance/Nominating Committee because he is a co-founder of Urologix and served as a director from its inception in 1991 until 2005. Mr. Warren was identified as a candidate for Chief Executive Officer through a third-party search firm and was appointed as a director in connection with his appointment as our Chief Executive Officer. We have not engaged a third-party search firm to assist us in identifying potential director candidates, however, the Governance/Nominating Committee may choose to do so in the future

          Shareholder Proposals for Nominees. The Governance/Nominating Committee will consider written proposals from shareholders for nominees for director.

          Any such nominations should be submitted to the Governance/Nominating Committee in care of the Secretary of Urologix and should include the following information: (i) the name and address of record of the shareholder who intends to make the nomination; (ii) a representation that the shareholder is a holder of record of shares of the Company entitled to vote generally at meeting for the election of directors and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (v) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (vi) the consent of each nominee to serve as a director of the Company if so elected.

          To be considered, the written notice must be submitted in the time frames described in our bylaws and under the caption “Shareholder Proposals and Shareholder Nominees for 2013 Annual Meeting” below.

Director Attendance at Board, Committee and Annual Shareholder Meetings

          During fiscal year 2012, the Board of Directors met eight times. Each director in fiscal year 2012 attended at least seventy-five percent of the meetings of the Board of Directors and Board committees on which the director served.

          We do not have a formal policy on attendance at meetings of our shareholders. However, we encourage all Board members to attend shareholder meetings when held in conjunction with a meeting of the Board of Directors. The 2012 Annual Meeting of Shareholders will be held in conjunction with a meeting of the Board of Directors. Two directors then serving attended the 2011 Annual Meeting of Shareholders.

Communications with Directors

          The Board of Directors has designated Mitchell Dann, the Chairman of our Board of Directors, as our lead director. The lead director will act as chair of executive sessions of the Board. Shareholders may communicate with the Board as a group, the chair of any committee of the Board of Directors or any individual director by sending an e-mail to lead.director@urologix.com or by directing the communication in care of the lead director, at the address set forth on the front page of this proxy statement.

Code of Ethics

          We have adopted a code of ethics that applies to all directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions. This code of ethics is included in our Code of Ethics and Business Conduct. The Code of Ethics and Business Conduct is publicly available by following the “Corporate Governance” link in the “Investor” section of our website at www.urologix.com. To the extent permitted, we intend to disclose any amendments to, or waivers from, the code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions or with respect to the required elements of the code of ethics on our website at www.urologix.com by following the “Corporate Governance” link in the “Investor” section.

REPORT OF THE AUDIT COMMITTEE

          This is a report of the Audit Committee of the Board of Directors of Urologix for the year ended June 30, 2012. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under either such Act.

          In accordance with its charter, the Audit Committee reviewed and discussed the audited financial statements with management and KPMG LLP, our independent registered public accounting firm. The discussions with KPMG LLP also included the matters required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

          KPMG LLP provided to the Audit Committee the written disclosures and the letter regarding its independence as required by the Public Company Accounting Oversight Board. This information was discussed with KPMG LLP.

          Based on the discussions with management and KPMG LLP, the Audit Committee’s review of the representations of management and the report of KPMG LLP, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2012, filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors

Patrick D. Spangler, Chair	Christopher R. Barys	Sidney W. Emery, Jr.

PROPOSAL 2:
APPROVAL OF THE 2012 STOCK INCENTIVE PLAN

          On September 25, 2012, our Board of Directors approved, subject to shareholder approval, the Urologix, Inc. 2012 Stock Incentive Plan (the “2012 Plan”). A copy of the 2012 Plan is attached to this proxy statement as Appendix A.

          The 2012 Plan would replace our Amended and Restated 1991 Stock Option Plan (the “1991 Plan”) and provide stock incentive awards in the form of options (incentive and non-qualified), stock appreciation rights, restricted stock, restricted stock units, performance stock, performance units, and other awards in stock and/or cash. Our 1991 Plan will, however, be used to grant awards to our non-employee directors in connection with the 2012 Annual Meeting of Shareholders.

          Equity-based compensation, such as stock options, has historically been a key component in the compensation packages for both executive and technical personnel. The Board of Directors believes the 2012 Plan is an important tool in attracting and retaining key personnel, especially given the highly competitive nature of its industry and the importance of equity compensation in the structure of overall compensation. At June 30, 2012, there were 486,842 shares available for future grants under the 1991 Plan. Without the ability to grant additional awards under the 2012 Plan, the Board of Directors does not believe that it would have the appropriate tools to attract and retain these personnel.

Summary of the 2012 Plan

          Below is a summary of the 2012 Plan, which is qualified in its entirety by reference to the full text of the Urologix, Inc. 2012 Stock Incentive Plan attached to this Proxy Statement as Appendix A.

Purpose of the 2012 Plan

          The purpose of the 2012 Plan is to attract and retain talented and experienced people, closely align the financial interests of these individuals with our other shareholders, and reward long-term results with long-term compensation. The 2012 Plan will permit us to grant stock incentive awards to current and new employees, including officers, service providers and members of the Board of Directors.

Key Features of the 2012 Plan

          The following is a brief summary of the key terms of the 2012 Plan.

Key Plan Features	Description

Plan Term	•	November 16, 2012 to November 16, 2022

Eligible Participants	•	employees, including executive officers, of Urologix and any subsidiary as determined by the Compensation Committee

	•	members of the Board of Directors

	•	service providers to us or any of our subsidiaries

Total Shares Authorized	•

1,600,000 shares of common stock for all types of stock incentive awards, plus an amount equal to the number of shares subject to awards or options granted under the 1991 Plan, which would have become available for additional awards under the 1991 Plan by reason of the forfeiture, cancellation, expiration or termination of those awards.

Key Plan Features	Description

Individual Share Limits	•	up to 50,000 shares for all stock incentive awards to each non-employee director who is serving as a member of the Board immediately following each regular annual meeting

	•	up to 250,000 shares per person per year under all stock incentives, with up to an additional 150,000 shares in connection with a Participant’s initial service

Types of Awards	•	incentive and non-qualified stock options with an exercise period no longer than ten years

	•	restricted stock and restricted stock units

	•	stock appreciation rights with a term no longer than ten years

	•	performance stock and performance units

	•	other awards in stock or cash

•

restricted stock units, restricted stock awards or non-qualified stock options, or any combination of these three awards, to non-employee directors who are serving as a member of the Board immediately following each regular annual meeting

Vesting and Exercise	•	determined by Compensation Committee based on service (time vesting) or upon achievement of performance targets (performance vesting) or both

•

restricted stock and restricted stock units vest over a minimum of three years if vesting is time based and over one year if vesting is performance based, subject to certain exceptions including awards to non-employee directors

	•	all non-performance awards vest upon a change in control

	•	objective performance criteria in the 2012 Plan, if approved by shareholders, will permit deductibility of executive officer awards as performance based compensation under Code Section 162(m)

Other Features	•	we may require forfeiture and recoupment by executive officers of award values under the circumstances required by the Sarbanes-Oxley Act of 2002

	•	we must require forfeiture and recoupment by executive officers of award values under the circumstances required by the Dodd-Frank Wall Street Reform and Consumer Protection Action

	•	we may require forfeiture and recoupment of prior award values for breaches of policies or agreements with us, such as a non-compete or non-disclosure agreement

	•	we will hold restricted stock and restricted stock units until restrictions lapse

	•	dividend and dividend equivalents on awards may be paid currently or deferred except with respect to performance based units until such time as the performance standard has been met

	•	options may be exercised with previously acquired shares

Features Not Permitted without Shareholder Approval	•	increase the number of shares reserved for awards in the 2012 Plan

	•	extend the term of the 2012 Plan

	•	decrease the minimum exercise price

	•	change the designation of participants eligible to participate in the 2012 Plan

	•	re-price stock options or stock appreciation rights

Eligibility for Stock Incentive Awards

          Our employees, including executive officers, members of the Board of Directors and service providers to us and our subsidiaries are eligible to receive awards under the 2012 Plan. The Compensation Committee will determine which employees and other eligible persons will be awarded stock incentives under the 2012 Plan. The 2012 Plan also provides for an annual grant of restricted stock units, shares of restricted stock or non-qualified stock options, or any combination of these three stock incentives, to each non-employee director who is serving as a member of the Board immediately following each regular annual meeting of shareholders. The type of award and number of shares, up to 50,000 shares in the aggregate per non-employee director, will be determined by the Compensation Committee in its sole discretion prior to such annual meeting of shareholders. The 2012 Plan also permits stock incentives to be made to non-employee directors by the Board in its discretion in addition to the annual automatic grants. Currently, we have four non-employee Board members, four executive officers and approximately 90 other employees eligible to receive awards.

Types of Stock Incentives to be Awarded

          Subject to the limits of the 2012 Plan, the Compensation Committee has the discretionary authority to determine the size of the award, the type of award, and if the award will be tied to meeting performance-based requirements or will vest over time. For executive officers, the performance-based requirements for vesting in an award may be designed to comply with Section 162(m) of the Internal Revenue Code to permit us to deduct the value of the award for income tax purposes.

          For directors who are not employees, the 2012 Plan provides for a grant of a discretionary number of restricted stock units, shares of restricted stock or non-qualified stock options or a combination of any of these three to each director who is serving as a member of the Board immediately following each regular annual meeting of shareholders. Such stock incentive awards granted to the non-employee directors in connection with the annual shareholder meeting may not exceed 50,000 shares. The Compensation Committee will determine term, vesting and other provisions relating to the restricted stock units, shares of restricted stock or non-qualified stock options. In addition, the Board may from time to time grant additional awards to some or all of the Board of Directors as it deems appropriate.

          The types of awards that may be made under the 2012 Plan are as follows:

•

Incentive stock options and non-qualified stock options – the right to purchase shares where value is based on the appreciation in the underlying shares in excess of an exercise price, which right may be exercised by the holder during the term of the option, unless earlier terminated upon certain events, such as termination of employment. The exercise price may be paid in cash or in previously owned shares or by other means permitted by the Compensation Committee.

•

Stock appreciation rights – a contractual right to the increase in the value of the underlying shares subject to the award that does not require payment by the recipient to exercise the right, but which pays the appreciation in stock value when elected by the holder in the form of whole shares or cash, or a combination of both.

•

Restricted stock and restricted stock units – awards of stock that do not require purchase by the recipient, but which are subject to significant restrictions on transfer until certain restrictions lapse, either based on time or upon achievement of performance related criteria. Restricted units may vest earlier than the date the shares are actually paid in exchange for the units, which may result in a deferral of income. The holder of restricted stock is entitled to vote those shares. The Compensation Committee may determine whether, with respect to restricted stock, to pay dividends on those shares to the holder or to defer dividends. Restricted stock units are not outstanding until paid in stock and therefore do not have voting or dividend rights.

•	Performance shares and performance units – awards of restricted or unrestricted stock that are issued to the recipient only upon satisfaction of performance based criteria.

•

Other awards – additional opportunities to reward participants through payment of cash or stock as a bonus, or as deferred compensation, or for other purposes for which stock will provide a meaningful incentive.

Adjustments to Stock Incentives for Corporate Transactions

          In the event of a stock dividend, stock split, spin-off, rights offering, recapitalization through a large, nonrecurring cash dividend, or a similar equity restructuring, the Compensation Committee will adjust the number and kind of shares granted under the 2012 Plan, including the number and exercise price of shares subject to outstanding options or stock appreciation rights. For certain other corporate transactions, such as certain mergers, consolidations, acquisitions of property or stock, separations, reorganizations, or liquidations, that provide for the substitution or assumption of awards, the Compensation Committee will adjust awards of restricted stock, restricted stock units, performance stock and performance share units, and other awards to comply with certain requirements of the Code.

Exercise Price for Stock Options

          The exercise price of stock options granted under the 2012 Plan may not be less than the fair market value of our common stock on the date of grant. No option shall have a term longer than ten years. No option may be repurchased or exchanged for a lower priced option or otherwise “repriced.”

Effect on Termination of Employment on Stock Incentives

          Subject to certain exceptions requiring earlier termination, stock options will expire and cannot be exercised 90 days after the termination of a participant’s employment, or one year after a participant’s death, disability or retirement. Only options that have become exercisable under their terms, based on either service based or performance based vesting, prior to a participant’s termination or death, disability or retirement may be exercised. The Compensation Committee may at any time, after an award, vest part or all of the unvested options as it deems appropriate.

          Restricted stock and restricted stock units will be forfeited if not vested when the participant terminates employment, including upon death, disability or retirement. The Compensation Committee may also accelerate vesting at any time after the restricted stock incentive is awarded.

          For options and restricted stock, restricted stock units, performance stock and performance units, the Compensation Committee may elect not to accelerate options that would otherwise vest only upon achievement of performance criteria if those targets have not been achieved, or the performance period has not expired.

Effect of a Change in Control on Stock Incentives

          Stock options become fully exercisable, and restricted stock and restricted stock units automatically become fully vested, upon the occurrence of a change in control as defined in the 2012

Plan, except that awards based on performance criteria where the performance period has not yet concluded at the time of a change in control will not automatically accelerate. The Compensation Committee may require options or stock appreciation rights be exercised prior to the change in control, may pay cash or other securities to cancel awards in connection with the change in control, or may provide for the successor to substitute its stock for outstanding awards.

Transferability of Stock Incentives

          Stock options, restricted stock, restricted stock units, performance stock, and performance units, as well as other awards under the 2012 Plan that are vested at the time of the death of the participant, are transferable only by the participant’s last will and testament or applicable state laws on descent and distribution. Restricted stock, restricted stock units, performance stock and performance units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse or the performance targets have been achieved.

Administration

          The Compensation Committee will administer the 2012 Plan. The Compensation Committee will select employees to receive awards, determine the number of shares covered by each award, and establish the other terms and conditions consistent with the limitations contained in the 2012 Plan. The Compensation Committee may also interpret the 2012 Plan, may establish and amend terms of existing stock incentive awards, except that if the award recipient is adversely affected by the amendment, the recipient must also consent.

          To the extent required by law or desired for tax purposes, awards to executive officers and non-employee directors will be made only by persons who qualify as “outside directors” under securities and tax laws. The Compensation Committee may delegate to an executive officer all or part of its responsibilities to make awards, other than the authority to make awards to other executive officers and non-employee directors.

Amendments to the 2012 Plan

          The Compensation Committee may amend or suspend the 2012 Plan at any time except that any amendment in one or more of the following categories will not be permitted without the approval of our shareholders:

•	increase the number of shares reserved for awards in the 2012 Plan;

•	extend the term of the 2012 Plan;

•	decrease the minimum exercise price;

•	change the designation of participants eligible to participate in the 2012 Plan; or

•	re-price stock options or stock appreciation rights.

Tax Consequences of Stock Incentives to Participants and to Us

          Options. Stock options granted under the 2012 Plan may either be granted as incentive stock options, which are governed by Internal Revenue Code Section 422 or as non-qualified stock options, which are governed by Internal Revenue Code Section 83. Generally, no federal income tax is payable by the recipient upon the grant of an incentive stock option and no deduction is taken by us. If certain holding periods are met, the exercise of an incentive stock option does not result in taxation to the recipient; rather, the recipient is taxed only at the time of sale. If the shares have been held for at least one year after the date of exercise and at least two years from the date of grant of the option, the recipient will be taxed on any appreciation in excess of the exercise price as long-term capital gains. In that event, we are not entitled to a deduction for the amount of the capital gains.

          Under current tax laws, if a recipient exercises a non-qualified stock option, the recipient will be taxed on the difference between the fair market value of the stock on the exercise date and the exercise price and, thereafter, the recipient would receive capital gains on any appreciation in stock value after the exercise date, depending upon the length of time the recipient held the stock after exercise. When the option is exercised, we will be entitled to corresponding tax deduction.

          Restricted and Performance Stock and Units. Awards of restricted stock and restricted stock units, performance stock and performance units under the 2012 Plan generally are not subject to federal income tax when awarded, unless the recipient properly elects to accelerate the tax recognition. Restricted stock is generally subject to ordinary income tax at the time the restrictions lapse and performance stock is taxed at the time the performance targets are met. Restricted stock units and performance units are generally subject to ordinary tax at the time of payment, even if vested earlier. We are entitled to a corresponding deduction at the time the recipient recognizes taxable income on the restricted or performance stock or units.

New Plan Benefits

          If the 2012 Plan were approved by our shareholders at the Annual Meeting, it is not possible to determine the benefits that will be received by eligible recipients, other than non-employee directors who are serving as a member of the Board immediately following this Annual Meeting.

          On August 10, 2012, the Compensation Committee recommended, and the Board of Directors approved, an award of restricted stock to each non-employee director serving as a member of the Board of Directors immediately following this Annual Meeting, with the number of shares of restricted stock equal to $17,500 divided by the closing price of our common stock on the date of the Annual Meeting, rounded up to the next whole share.

          The restricted stock awards will be granted under the 1991 Plan on the date of the Annual Meeting. The restrictions on the restricted stock will lapse on the first business day immediately prior to the date of the 2013 Annual Meeting of Shareholders if the director is serving as a director as of such date. The restricted stock award will be in addition to the automatic stock option grant under the 1991 Plan. Please see the section of this proxy statement entitled “Director Compensation” for more information.

          The following table sets forth information with respect to awards that will be granted under the 1991 Plan to non-employee directors who are serving as a member of the Board immediately following this Annual Meeting:

Name	Number of Shares Underlying Restricted Stock (1)	Number of Shares Underlying Stock Options	Total
Christopher R. Barys	24,306	10,000	34,306
Mitchell Dann	24,306	10,000	34,306
Sidney W. Emery, Jr.	24,306	10,000	34,306
Patrick D. Spangler	24,306	10,000	34,306
All Non-Employee Directors, as a Group	97,224	40,000	137,224

(1)

The number of shares underlying each restricted stock award was calculated using $17,500 divided by the closing price of our common stock on September 21, 2012, which was $0.72, rounded up to the next whole share. The actual number of shares underlying each restricted stock award will be calculated using the closing price of our common stock on the date of the Annual Meeting, rounded up to the next whole share.

Registration with Securities and Exchange Commission

          Upon approval of the 2012 Plan by our shareholders, we intend to file a registration statement with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended, covering the 1,600,000 shares issuable under the 2012 Plan, plus an amount equal to the number of shares subject to awards or options granted under the 1991 Plan, which would have become available for additional awards under the 1991 Plan by reason of the forfeiture, cancellation, expiration or termination of those awards.

Vote Required

          The affirmative vote of the holders of a majority of the shares of common stock represented at this Annual Meeting and entitled to vote is required to approve the Urologix, Inc. 2012 Stock Incentive Plan. Proxies will be voted in favor of Proposal 3 unless otherwise indicated.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
APPROVAL OF THE 2012 STOCK INCENTIVE PLAN

OTHER INFORMATION REGARDING EQUITY COMPENSATION PLANS

          The following table sets forth information regarding our equity compensation plan in effect as of June 30, 2012.

	Securities Authorized for Issuance Under Equity Compensation Plan

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)
Equity compensation plans approved by security holders:	1,897,419	$1.43	486,842

Equity compensation plans not approved by security holders:	—	—	—

Total	1,897,419	$1.43	486,842

(1)	Excludes securities listed in the first column.

          The “equity compensation plans approved by security holders” listed above represent shares issuable under the Urologix, Inc. Amended and Restated 1991 Stock Option Plan, an “employee benefit plan” as defined by Rule 405 of Regulation C of the Securities Act of 1933. Shareholders approved the most recent amendment to the Amended and Restated 1991 Stock Option Plan, which, among other things, increased the number of shares of common stock available under the plan by 1,000,000 shares at the 2004 Annual Meeting of Shareholders held on November 9, 2004.

EXECUTIVE OFFICERS

          Set forth below is biographical and other information for our current executive officers. Information about Stryker Warren, Jr., our Chief Executive Officer, may be found in this proxy statement under the heading “Election of Directors.”

Name	Age	Position

Gregory J. Fluet	43	Executive Vice President and Chief Operating Officer

Brian J. Smrdel	43	Chief Financial Officer

Lisa Ackermann	40	Executive Vice President, Sales and Marketing

          Mr. Fluet was appointed our Executive Vice President and Chief Operating Officer on July 14, 2008. Mr. Fluet initially joined Urologix as a consultant in February 2008 to provide strategic analysis and tactical support during the management transition. Prior to joining Urologix, Mr. Fluet was an Associate at Sapient Capital Management, LLC, a venture capital firm focused on early stage investing in the healthcare industry. The fund is focused primarily on minimally invasive therapeutic medical devices. During his tenure at Sapient Capital he worked with portfolio companies that raised multiple rounds of private financing, held successful Initial Public Offerings and were acquired. While with the fund he worked with and supported the fund’s investment in portfolio companies including Hansen Medical (Nasdaq: HNSN), TranS1 (Nasdaq: TSON), ValenTx, Inc., and Hemosphere, Inc. Depending on the portfolio company the position required active involvement in or analysis of all aspects of early stage medical device company development including fund raising, being a Board observer, product development, intellectual property development, regulatory analysis, financial modeling, milestone based budgeting, clinical research and strategic market assessment for portfolio companies or potential investments. Mr. Fluet graduated from Stanford University with a Bachelor of Science degree in mechanical engineering.

          Mr. Smrdel was appointed as our Chief Financial Officer on May 10, 2010. Prior to joining Urologix, Mr. Smrdel served as the Corporate Controller of Angeion Corporation (Nasdaq: ANGN), a publicly-held medical technology company headquartered in St. Paul, Minnesota, since November 2007. As Angeion’s Corporate Controller, Mr. Smrdel was responsible for all aspects of the accounting process, SEC reporting, financial statement preparation and expense analysis. From October 2005 to November 2007, Mr. Smrdel was the Manager, Worldwide Financial Planning and Analysis at PepsiAmericas, Inc., a manufacturer, distributor and seller of a portfolio of beverage products in the United States, Central Europe and the Caribbean. PepsiAmericas, Inc. was publicly-held until it was purchased by PepsiCo, Inc. in February 2010. In this role, Mr. Smrdel consolidated the forecasts from the various PepsiAmericas geographies into a worldwide forecast package for presentation to senior management and was responsible for modeling the three-year worldwide strategic plan, among other duties. From September 2004 to October 2005, Mr. Smrdel was Manager, Financial Planning and Analysis at Land O’Lakes, Inc., a diversified cooperative with dairy foods, feed, seed, agronomy and layers businesses. Land O’Lakes was a public reporting company until December 2009. While at Land O’Lakes, Mr. Smrdel facilitated the company-wide financial planning process, was responsible for the capital and acquisition approval process with $120 million in annual spending, and assisted in due diligence process for the acquisition or disposition of business units or segments, among other duties. Mr. Smrdel received his Masters of Business Administration degree in finance from Indiana University’s Kelley Graduate School of Management, located in Bloomington, Indiana. He received a Bachelor of Arts degree in both accounting and music-voice performance from the University of St. Thomas in St. Paul, Minnesota.

          Lisa Ackermann was appointed as our Vice President, Sales and Marketing on June 16, 2011 and was promoted to Executive Vice President, Sales and Marketing on April 19, 2012. From September 1999 to June 2011, Ms. Ackermann was employed by Ethicon Endo-Surgery, Inc. (“EES”), a Johnson & Johnson Company. EES makes and sells minimally invasive surgical products and advanced sterilization products. Most recently, Ms. Ackermann served as Group Product Director, Endoscopy for EES from May 2010 to June 2011, with responsibility for marketing management of a $500 million portfolio of products and a team of brand managers. As Group Product Director, she designed and implemented strategies to protect and grow market leading EES categories, including trocars, endoligation, and specimen retrieval. From February 2007 to May 2010, Ms. Ackermann was Sales Director, Bariatrics. In that role, she was responsible for leadership of ten division managers and seventy-five sales representatives in the US. In addition to creating a culture of teamwork, development, and accountability, she prepared the sales organization to the successfully execute the largest product launch in EES history with the Realize™ gastric band, while growing the endocutter base business in gastric bypass and sleeve gastrectomy procedures. From January 2005 to February 2007, Ms. Ackermann was Manager, Sales Compensation for EES with responsibility for development, implementation and monitoring compensation plans for multiple sales teams, as well as management of an annual budget, commission projection modeling and developing process improvements. She also served as interim Director of Sales Planning and Operations from July to October 2006 where she was responsible for organizational design changes, deployment projects, talent development and budget management.

EXECUTIVE COMPENSATION

Summary of Executive Compensation

          The following is an explanation of compensation during fiscal year 2012 to the persons who are referred to in this proxy statement as the “named executive officers”:

•	Stryker Warren, Jr., our Chief Executive Officer;
•	Gregory J. Fluet, our Executive Vice President and Chief Operating Officer;
•	Brian M. Smrdel, our Chief Financial Officer;
•	Ralph P. Cardinal, our Vice President, Research and Development until his resignation on February 10, 2012; and
•	Lisa A. Ackermann, our Executive Vice President, Sales and Marketing since April 19, 2012.

          This section is intended to provide a framework within which to understand the actual compensation awarded to or earned by the named executive officers during fiscal year 2012, as reported in the compensation tables and accompanying narrative sections appearing on pages 30 to 34 of this proxy statement.

          For a description of employment, severance and change in control arrangements with the named executive officers please see “Executive Compensation – Employment and Change In Control Arrangements.”

Role of the Compensation Committee in the Compensation Process

          The responsibility of the Compensation Committee is to develop our philosophy and structure for executive compensation, review and approve the compensation and other terms of employment of our Chief Executive Officer and other executive officers, approve and oversee our cash incentive plans, and approve any other performance-based compensation and metrics. The Compensation Committee also oversees our stock-based compensation plans, including our Amended and Restated 1991 Stock Option Plan (the “1991 Plan”), and cash incentive plans for executive officers and recommends Board compensation. The Compensation Committee annually reviews the Chief Executive Officer’s compensation and evaluates the Chief Executive Officer’s performance.

          In carrying out its duties, the Compensation Committee reviews and approves specific compensation programs, including a cash bonus program tied to our financial performance and base salary amounts.

          Under its charter, the Compensation Committee has the authority to engage the services of outside advisors, experts and others to assist it in performing its duties. While the Compensation Committee has used the services of a compensation consultant in the past, it did not do so in determining fiscal year 2012 compensation for the named executive officers. The Compensation Committee may choose to use the services of a compensation consultant in the future. In determining fiscal year 2012 compensation, the Compensation Committee reviewed certain compensation related information and recommendations from certain members of management, as described below.

Role of Management in the Compensation Process

          To determine the in-service compensation for named executive officers other than the Chief Executive Officer, the Compensation Committee solicits input from the Chief Executive Officer regarding the duties and responsibilities of the other executive officers and the results of their performance reviews. The Chief Executive Officer also recommends to the Compensation Committee the base salary for all named executive officers, the amount of potential awards under the cash incentive compensation program, and the awards under our long-term equity program. The Chief Executive Officer also recommends to the Compensation Committee the performance goals under any performance-based compensation program, which for fiscal year 2012 was the cash incentive plan described below.

          None of the named executive officers, other than the Chief Executive Officer, has a role in establishing executive compensation. From time to time, the named executive officers are invited to attend meetings of the Compensation Committee. However, no named executive officer attends any executive session of the Compensation Committee or is present during deliberations or determination of such named executive officer’s compensation.

Design of and Payouts Under the Fiscal Year 2012 Cash Incentive Plan

          Our philosophy with respect to the compensation of executive officers is to provide competitive levels of compensation consistent with our annual and long-term performance goals, that recognize individual initiative, and assist us in attracting and retaining qualified executives. We believe that the fiscal year 2012 cash incentive plan, which is described below, is consistent with our philosophy.

          On November 8, 2011, the Compensation Committee recommended, and the Board of Directors adopted, the 2012 cash incentive plan (the “2012 Incentive Plan”) and the performance goals under the 2012 Incentive Plan for the named executive officers. The Compensation Committee retained the discretion to modify the terms of the 2012 Incentive Plan and to grant cash bonuses or other compensation to the named executive officers outside the 2012 Incentive Plan.

          The performance goals under the 2012 Incentive Plan for Messrs. Warren, Fluet, Smrdel and Cardinal consisted of our revenue for fiscal year 2012, our management of cash usage in fiscal year 2012, and strategic objectives for fiscal year 2012 related to integration of the Prostiva business. For each of Messrs. Warren, Fluet, Smrdel and Cardinal, the measures were weighted 60% to the revenue goal, 10% to the cash management goal, and 30% to five Prostiva strategic goals, each of which was weighted equally at 6%. The performance goals under the 2012 Incentive Plan for Ms. Ackermann consisted of our revenue for fiscal year 2012, our sales and marketing expense as a percentage of revenue for fiscal year 2012, and our average selling prices (“ASP”) for fiscal year 2012. For Ms. Ackermann, the measures were weighted 60% to the revenue goal, 20% to the sales and marketing expense goal, and 20% to the ASP goal. The Compensation Committee also established minimum, target and maximum performance goals relating to revenue in fiscal year 2012, target and maximum goals relating to cash management, sales expense and ASP in fiscal year 2012, and approved the terms of each of the five Prostiva strategic goals.

          The cash bonus amount relating to the achievement of revenue for fiscal year 2012 was subject to adjustment if our financial performance exceeded the target level, up to a 100% increase at the maximum level of achievement for Messrs. Warren, Fluet, Smrdel and Cardinal. There was no maximum goal with respect to revenue in fiscal year 2012 for Ms. Ackermann and her bonus relating to this measure was not subject to a cap, except that to the extent that the sales expense exceeded the target amount, there would be a corresponding decrease in the revenue multiplier for Ms. Ackermann. Under the 2012 Incentive Plan, achievement of the revenue goal at less than target level would result in a decreasing bonus until the achievement failed to meet the minimum performance goal, at which point the participant would be entitled to no bonus with respect to that measure. For the cash management goal, sales expense goal, and ASP goal, the target amount was also the minimum amount of achievement that would result in any bonus relating to these measures and there was no adjustment in the bonus amounts for achievement beyond the target/minimum. A strategic goal must have been met in full in order for the named executive officer to receive any payout relating to that strategic goal. Payouts of cash bonuses under the 2012 Incentive Plan were made following the Compensation Committee’s determinations at the end of the fiscal year to participants in the 2012 Incentive Plan who continued to be employed as of the end of the fiscal year.

          The following table shows the bonus that could have been earned under the 2012 Incentive Plan by the named executive officers as a percentage of each of their respective annual base salaries at the target and maximum level, with both target and maximum performance reflecting achievement of both fiscal year 2012 strategic goals.

	2012 Cash Incentive Plan

Named Executive Officer	% of Salary For FY 2012 Performance at Incentive Plan Target	% of Salary For FY 2012 Performance at Incentive Plan Maximum

Stryker Warren, Jr.	40%	64%

Gregory J. Fluet	30%	48%

Brian J. Smrdel	30%	48%

Ralph P. Cardinal	30%	48%

Lisa A. Ackermann	38%	61%

          If we achieved the minimum/target cash usage goal at the end of fiscal year 2012 and all of the strategic goals were achieved, Messrs. Warren, Fluet, Smrdel and Cardinal would have earned a cash bonus of 16.0%, 12.0%, 12.0% and 12.0% of his annual base salary, respectively. If we achieved the minimum/target sales expense and ASP goals at the end of fiscal year 2012, Ms. Ackermann would have earned a cash bonus of 15.2% of her annual base salary.

          On August 10, 2012, the Compensation Committee recommended and the Board of Directors approved payouts under the 2012 Incentive Plan. Our revenue and sales expense as a percentage of revenue for fiscal year 2012 did not meet the minimum amount set by the Compensation Committee. Accordingly, no bonus was payable with respect to these two performance goals. Our management of cash usage for fiscal year 2012 fell short of the minimum target by an immaterial amount and the Compensation Committee exercised its discretion to approve a payout for this goal to all participants except Messrs. Warren and Smrdel. Our ASP for fiscal year 2012 met the minimum targets set by the Committee. We achieved four of the five Prostiva strategic integration goals established by the Compensation Committee. With respect to the fifth Prostiva strategic goal, we met one half of this goal, resulting in achievement of 90% of the bonus potential for the Prostiva integration goals. Therefore, under the 2012 Incentive Plan, the executive officers received the following amounts: Mr. Fluet, $22,200; Mr. Smrdel, $10,935; and Ms. Ackermann, $16,000. The Compensation Committee exercised its discretion, upon the recommendation of Mr. Warren, to reduce Mr. Warren’s bonus amount to zero. Mr. Warren would have earned a bonus of $29,376. Mr. Cardinal resigned from his position, effective February 10, 2012, to pursue other opportunities and was therefore not eligible for a bonus under the 2012 Incentive Plan.

Long-Term Equity Compensation

          The long-term equity component of executive compensation is provided primarily through stock options that are generally granted to executive officers in connection with their initial employment and periodically upon review of compensation levels, past performance and future potential.

          The Compensation Committee believes that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management and shareholder’s interest in enhancing shareholder value. Stock options are awarded at an exercise price equal to the fair market value on the date of grant and these options generally vest over a four-year period. The Compensation Committee’s policy is to grant all equity awards under shareholder approved equity compensation plans.

          In fiscal year 2012, the Compensation Committee granted stock options to purchase an aggregate of 249,000 shares of Urologix’ common stock to employees and consultants. Of these options granted in fiscal year 2012, options to purchase 90,000 shares were awarded to individuals who were named executive officers on the grant date, as described below.

          On August 23, 2011, the Compensation Committee granted stock options to Messrs. Fluet, Smrdel, and Cardinal for fiscal year 2011 performance. The options granted to Messrs. Fluet, Smrdel and Cardinal were to purchase 50,000 shares, 20,000 shares and 20,000 shares, respectively. These awards were made after consideration by the Compensation Committee of the factors stated above. Ms. Ackermann was not granted a stock option award in fiscal year 2012 because of the award previously made to her at the time she was hired in late fiscal year 2011. On June 16, 2011, the first day of her employment, Ms. Ackermann received an option to purchase 100,000 shares of our common stock and 45,632 shares of restricted stock.

          On August 10, 2012, the Compensation Committee granted stock options to Mr. Fluet and Ms. Ackermann for fiscal year 2012 performance. The options granted to Mr. Fluet and Ms. Ackermann were to purchase 30,000 and 25,000 shares of our common stock, respectively. These awards were made after consideration by the Compensation Committee of the factors stated above.

Summary Compensation Table

          The following table summarizes all compensation for each of the last two fiscal years awarded to, earned by or paid to the named executive officers: (i) Stryker Warren, Jr., our Chief Executive Officer; (ii) Brian J. Smrdel, our Chief Financial Officer; (iii) Gregory J. Fluet, our Executive Vice President and Chief Operating Officer; (iv) Ralph P. Cardinal, our Vice President, Research and Development until February 10, 2012; and (v) Lisa A. Ackermann, our Executive Vice President, Sales and Marketing since April 19, 2012.

Name and Principal Position	Fiscal Year	Salary ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compen- sation ($)(2)	Total ($)

Stryker Warren	2012	$272,000	$ —	$—	$272,000
Chief Executive Officer	2011	272,000	31,850	—	303,850

Brian J. Smrdel	2012	135,000	9,200	10,935	155,135
Chief Financial Officer	2011	135,000	—	4,050	139,050

Gregory J. Fluet	2012	200,000	23,000	22,200	245,200
Executive Vice President and Chief Operating Officer	2011	155,000	26,950	4,725	186,675

Ralph P. Cardinal (3)	2012	118,000	—	—	118,000
Vice President, Research and Development	2011	180,000	—	5,400	185,400

Lisa A. Ackermann (4)	2012	210,000	—	16,000	226,000
Executive Vice President, Sales and Marketing	2011	—	53,000	—	53,000

(1)

The option awards column represents the aggregate grant date fair value of stock option awards in the respective fiscal year, each as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option valuation model using the assumptions discussed in Note 6, “Stock Options and Restricted Stock Awards,” in the notes to financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2012.

(2)

Represents bonuses paid to the named executive officers under our fiscal year 2012 cash incentive plan, which are reported for the year in which the related services were performed. See the section of this proxy statement entitled “Summary of Executive Compensation – Design of and Payouts Under the Fiscal Year 2012 Cash Incentive Plan.”

(3)	Mr. Cardinal resigned on February 10, 2012 as our Vice President, Research and Development and therefore, salary amounts for fiscal year 2012 represent a partial year.

(4)

Ms. Ackermann was hired on June 16, 2011 as our Vice President, Sales and Marketing. No salary compensation was paid in fiscal year 2011. Ms. Ackermann was designated as an executive officer on April 19, 2012.

Grants of Plan-Based Awards in 2012

          The following table sets forth certain information concerning equity and non-equity plan-based awards granted to the named executive officers during the fiscal year ended June 30, 2012:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (2)
Stryker Warren, Jr.	11/08/2011	—	$108,800	$174,080	—	—	—
Brian J. Smrdel	11/08/2011	—	$40,500	$64,800	—	—	—
Brian J. Smrdel	08/23/2011	—	—	—	20,000	$0.88	$0.46
Gregory J. Fluet	11/08/2011	—	$60,000	$96,000	—	—	—
Gregory J. Fluet	08/23/2011	—	—	—	50,000	$0.88	$0.46
Lisa A. Ackermann (3)	11/08/2011	—	$80,000	$128,100	—	—	—

(1)

Represents bonuses that may have been earned by the named executive officers under our fiscal year 2012 cash incentive plan. See the Summary Compensation Table column entitled “Non-Equity Incentive Plan Compensation” for amounts actually paid. For explanation of the fiscal year 2012 cash incentive plan, refer to the description under the heading of Summary of Executive Compensation entitled “Design of and Payouts Under the Fiscal Year 2012 Cash Incentive Plan.”

(2)

Values expressed represent aggregate grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option valuation model using the assumptions discussed in Note 6, “Stock Options and Restricted Stock Awards,” in the notes to financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2012.

(3)

For Ms. Ackermann, “maximum” assumes achievement of the revenue goal at the maximum level applicable to Messrs. Warren, Fluet and Smrdel (although her bonus relating to this measure was not subject to a cap).

Outstanding Equity Awards At Fiscal Year-End – Stock Options

          The following table sets forth certain information concerning option awards outstanding to the named executive officers at June 30, 2012:

	Option Awards (1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date (2)
Stryker Warren, Jr.	355,000	—	1.79	06/24/2018
Stryker Warren, Jr.	20,835	29,168	1.30	08/06/2019
Stryker Warren, Jr.	2,708	35,209	0.91	08/27/2020
Brian J. Smrdel	33,853	31,147	1.40	05/10/2020
Brian J. Smrdel	—	20,000	0.88	08/23/2021
Gregory J. Fluet	20,000	—	0.78	02/25/2018
Gregory J. Fluet	73,436	1,564	1.85	07/14/2018
Gregory J. Fluet	35,416	14,584	1.30	08/06/2019
Gregory J. Fluet	25,208	29,792	0.91	08/27/2020
Gregory J. Fluet	—	50,000	0.88	08/23/2021
Lisa A. Ackermann	25,000	75,000	1.03	06/16/2021

(1)

Options vest and become exercisable with respect to 25% of the shares underlying the option on the first anniversary of the date of grant and thereafter vests with respect to 1/36th of the shares underlying the option on the monthly anniversary of the date of grant for each of the next 36 months.

(2)	The expiration date of each option is the ten-year anniversary of the date of grant of such option.

Outstanding Equity Awards At Fiscal Year-End – Restricted Stock Awards

          The following table sets forth certain information concerning stock awards outstanding to the named executive officers at June 30, 2012.

	Restricted Stock Awards
Name	Number of Shares or Units of Stock that Have Not Vested (1)(#)	Market Value of Shares or Units of Stock That Have Not Vested (2)($)
Lisa A. Ackermann	11,408	$8,784

(1)

For Ms. Ackermann, restrictions lapse as to 75% of the original award of 45,632 restricted shares on the first anniversary of the date of grant, which was June 16, 2011, and the remaining 25% ratably on each of the subsequent three anniversaries of the grant date

(2)	Value is based on the fair market value of our common stock on June 30, 2012, which was $0.77 per share.

2012 Option Exercises and Stock Vested

          During fiscal 2012, stock option awards held by certain executive officers were exercised as follows:

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Stryker Warren, Jr.	49,997	$(19,999) (1)
Stryker Warren, Jr.	16,250	$(163) (2)
Stryker Warren, Jr.	10,833	$758 (3)

(1)

Represents the number of shares exercised multiplied by the difference between exercise price of the options, $1.30 per share, and the fair market value of our common stock on the date of exercise, which was $0.90 on September 2, 2011.

(2)

Represents the number of shares exercised multiplied by the difference between exercise price of the options, $0.91 per share, and the fair market value of our common stock on the date of exercise, which was $0.90 on September 2, 2011.

(3)

Represents the number of shares exercised multiplied by the difference between exercise price of the options, $0.91 per share, and the fair market value of our common stock on the date of exercise, which was $0.98 on May 15, 2012.

          During fiscal year 2012, restricted stock awards held by certain executive officers vested as follows:

	Restricted Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)(2)
Stryker Warren, Jr.	20,000	$16,200

Lisa A. Ackermann	34,224	$27,721

(1)	For Mr. Warren, represents the number of shares vested multiplied by $0.81 per share, the fair market value of our common stock on the date of vesting, which was June 24, 2012.

(2)	For Ms. Ackermann, represents the number of shares vested multiplied by $0.81 per share, the fair market value of our common stock on the date of vesting, which was June 16, 2012.

Employment and Change In Control Arrangements

          Agreements and Arrangements with the named executive officers

          On June 24, 2008, we entered into an offer letter agreement with Stryker Warren, Jr. in which he agreed to serve as our Chief Executive Officer. The offer letter set out the initial compensation of Mr. Warren, which included annual base compensation of $300,000 for fiscal year 2009 and participation in the cash bonus program for executive officers for our fiscal year 2009 with a bonus opportunity of 40% of his base salary at the target level of achievement. Mr. Warren also was reimbursed for a maximum of $35,000 in costs and expenses associated with temporary housing and relocation. However, the offer letter provided that Mr. Warren was required to reimburse us for these amounts if his employment with us ended prior to the one-year anniversary of his start date. Mr. Warren also participates in health, dental and life insurance benefit plans on the same basis as our other employees.

          Pursuant to the offer letter, Mr. Warren was granted an option on June 24, 2008 to purchase 355,000 shares of our common stock. The option has an exercise price of $1.79, which is equal to the fair market value of our common stock as of the grant date. The option vests with respect to 25% of the shares underlying the option on the first anniversary of the date of grant and, thereafter, as to 1/36 of the shares underlying the option on the monthly anniversary of the date of grant for each of the next 36 months. The option was issued as an incentive stock option to the greatest extent possible with the remainder, issued as a non-qualified stock option. The non-qualified portion of the option, consisting of 143,026 shares of the 355,000 share option, is immediately exercisable. If such non-qualified portion of the option was exercised before the vesting date, we would issue Mr. Warren shares of restricted common stock subject to forfeiture until the vesting date of the corresponding option and subject to repurchase by us at the lower of (i) the original exercise price; or (ii) the fair market value of such shares upon forfeiture. On June 24, 2008, Mr. Warren was also granted 80,000 shares of restricted stock with the restrictions lapsing as to 25% of the shares on each of the first four anniversaries of the date of grant.

          In connection with his employment, Mr. Warren entered into a letter agreement relating to change in control benefits. This letter agreement was superseded by an amended letter agreement entered into by Mr. Warren on April 23, 2012. Under this amended letter agreement, if a Change in Control occurs and Mr. Warren’s employment is terminated without Cause, or by Mr. Warren for Good Reason, within twelve months of a Change in Control, we will pay Mr. Warren a severance payment in cash in a single sum within sixty days of the date of termination equal to 150% of the sum of his annual target compensation (base salary and bonus) in effect on such date. In addition, we will continue Mr. Warren’s health, dental and life insurance benefits for a period of eighteen months, with Mr. Warren obligated to pay the employee’s share of the premiums for such benefits. Except with respect to this letter agreement, Mr. Warren’s employment with us is “at will.” Mr. Warren also entered into our standard agreement with employees governing assignment of inventions, confidential information and non-competition.

          We have also entered into letter agreements dated July 14, 2008 with Gregory J. Fluet, our Executive Vice President and Chief Operating Officer, regarding employment and change in control arrangements. The offer letter set out the initial compensation of Mr. Fluet, which included annual base compensation of $150,000 for fiscal year 2009 and participation in the cash bonus program for executive officers for our fiscal year 2009 with a bonus opportunity of 30% of his base salary at the target level of achievement. Mr. Fluet also was reimbursed for a maximum of $25,000 in costs and expenses associated with temporary housing and relocation. However, the offer letter provided that Mr. Fluet was required to reimburse us for these amounts if his employment with us ended prior to the one-year anniversary of his start date. Mr. Fluet also participates in our health, dental and life insurance benefit plans on the same basis as our other employees.

          Pursuant to the offer letter, Mr. Fluet was granted an incentive stock option on July 14, 2008 to purchase 75,000 shares of our common stock. The option has an exercise price of $1.85, which is equal to the fair market value of our common stock as of the grant date. The option vests with respect to 25% of the shares underlying the option on the first anniversary of the date of grant and, thereafter, as to 1/36 of the shares underlying the option on the monthly anniversary of the date of grant for each of the next 36 months.

          In connection with his employment, Mr. Fluet entered into a letter agreement relating to change in control benefits, which was amended on April 23, 2012. Under this amended letter agreement, if a Change in Control occurs and Mr. Fluet’s employment is terminated without Cause, or by Mr. Fluet for Good Reason, within twelve months of a Change in Control, we will pay Mr. Fluet a severance payment in cash in a single sum within sixty days of the date of termination equal to 100% of the sum of his annual target compensation (base salary and bonus) in effect on such date. In addition, we will continue Mr. Fluet’s health, dental and life insurance benefits for a period of twelve months, with Mr. Fluet obligated to pay the employee’s share of the premiums for such benefits. Except with respect to this letter agreement, Mr. Fluet’s employment with Urologix is “at will.” Mr. Fluet also entered into our standard agreement with employees governing assignment of inventions, confidential information and non-competition.

          On April 29, 2010, we entered into an offer letter agreement with Brian J. Smrdel in which he agreed to serve as our Chief Financial Officer beginning May 10, 2010. Under the terms of the offer letter, Mr. Smrdel’s initial annual base compensation is $135,000. Mr. Smrdel was also eligible participate in our cash incentive program for executive officers for fiscal year 2011, but was not eligible for fiscal year 2010. The offer letter specified that Mr. Smrdel was entitled to bonus of 30% of his base salary at the target level of achievement of corporate goals established by the Compensation Committee with respect to the 2011 fiscal year. Mr. Smrdel also participates in our health, dental and life insurance benefit plans on the same basis as our other employees.

          Pursuant to the offer letter, Mr. Smrdel was granted an incentive stock option on May 10, 2010 to purchase 65,000 shares of our common stock under the 1991 Plan at an exercise price of $1.40 per share, the fair market value of our common stock as of the grant date. The option vests with respect to 25% of the shares underlying the option on the first anniversary of the date of grant and, thereafter, as to 1/36 of the shares underlying the option on the monthly anniversary of the date of grant for each of the next 36 months.

          In connection with his employment, Mr. Smrdel entered into a form of letter agreement relating to change of control benefits, which was amended on April 23, 2012. Under this amended letter agreement, if a Change in Control occurs and Mr. Smrdel’s employment is terminated without Cause, or by Mr. Smrdel for Good Reason, within twelve months of a Change in Control, we will pay Mr. Smrdel a severance payment in cash in a single sum within sixty days of the date of termination equal to 100% of the sum of his annual target compensation (base salary and bonus) in effect on such date. In addition, we will continue Mr. Smrdel’s health, dental and life insurance benefits for a period of twelve months, with Mr. Smrdel obligated to pay the employee’s share of the premiums for such benefits. Except with respect to this letter agreement, Mr. Smrdel’s employment with us is “at will.” Mr. Smrdel also entered into our standard agreement with employees governing assignment of inventions, confidential information and non-competition.

          On June 3, 2011, we entered into an offer letter agreement with Lisa A. Ackermann in which she agreed to serve as our Vice President, Sales and Marketing beginning on June 16, 2011. The offer letter set out the initial compensation of Ms. Ackermann, which included annual base compensation of $210,000 and participation in the cash incentive program for executive officers for fiscal year 2012 on terms determined by the Compensation Committee. Ms. Ackermann is provided with office space in Cincinnati, Ohio and a car allowance of $650 per month. Ms. Ackermann also participates in health, dental and life insurance benefit plans on the same basis as our other employees.

          Pursuant to the offer letter, Ms. Ackermann was granted an incentive stock option on June 16, 2011 to purchase 100,000 shares of our common stock. The option has an exercise price of $1.03, which is equal to the fair market value of our common stock as of the grant date. The option vests with respect to 25% of the shares underlying the option on the first anniversary of the date of grant and, thereafter, as to 1/36 of the shares underlying the option on the monthly anniversary of the date of grant for each of the next 36 months. On June 16, 2011, Ms. Ackermann was also granted 45,632 shares of restricted stock on June 16, 2011 with the restrictions and risk of forfeiture lapsing as to 75% of the shares on the first anniversary of the grant date, and then as to the remaining 25%, ratably on each of the subsequent three anniversaries of the grant date.

          On April 23, 2012, Ms. Ackermann entered into our current letter agreement relating to change in control benefits. Under this letter agreement, if a Change in Control occurs and Ms. Ackermann’s employment is terminated without Cause, or by Ms. Ackermann for Good Reason, within twelve months of a Change in Control, we will pay Ms. Ackermann a severance payment in cash in a single sum within sixty days of the date of termination equal to 100% of the sum of her annual target compensation (base salary and bonus) in effect on such date. In addition, we will continue Ms. Ackermann’s health, dental and life insurance benefits for a period of twelve months, with Ms. Ackermann obligated to pay the employee’s share of the premiums for such benefits. Except with respect to this letter agreement, Ms. Ackermann’s employment with us is “at will.” Ms. Ackermann also entered into our standard agreement with employees governing assignment of inventions, confidential information and non-competition. Effective April 19, 2012, the Board of Directors promoted Ms. Ackermann to Executive Vice President, Sales and Marketing upon the recommendation of the Compensation Committee.

          All of the foregoing compensation determinations and arrangements were recommended or approved by the Compensation Committee. In addition, all stock option grants or restricted stock grants were made under the 1991 Plan and the 1991 Plan contains provisions relating to a change in control (as defined under the 1991 Plan) that govern the awards made under the 1991 Plan, including those made to the named executive officers.

          Certain Definitions Relating to Change in Control

          Each of the letter agreements with Messrs. Warren, Fluet and Smrdel and Ms. Ackermann described above incorporates the following definitions of “change in control,” “cause” and “good reason” where “you” refers to the executive officer party to the letter agreement.

Defined Term	Definition
Cause

1.          The failure by you to use your best efforts to perform the material duties and responsibilities of your position or to comply with any material policy or directive Urologix has in effect from time to time.

2.          Any act on your part which is harmful to the reputation or business of Urologix, including, but not limited to, conduct which is inconsistent with federal or state law respecting harassment of, or discrimination against, any Urologix employee.

3. A material breach of your fiduciary responsibilities to Urologix, such as embezzlement or misappropriation of Urologix funds or properties.

4. Your indictment for, conviction of, or guilty plea or nolo contendere plea to a felony or any crime involving moral turpitude, fraud or misrepresentation.

Change in Control

Change in Control of Urologix shall mean a change in control which would be required to be reported in response to Item 1 of Form 8-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not Urologix is then subject to such reporting requirement, including without limitation, if:

(i)          any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of Urologix representing 20% or more of the combined voting power of Urologix’ then outstanding securities;

(ii)          there ceases to be a majority of the Board of Directors comprised of (A) individuals who, on the date of this Letter Agreement, constituted the Board of Directors of Urologix; and (B) any new director who subsequently was elected or nominated for election by a majority of the directors who held such office prior to a Change in Control; or

(iii) Urologix disposes of at least 75% of its assets, other than to an entity owned 50% or greater by Urologix or any of its subsidiaries.

Good Reason	Good Reason shall mean, without your express written consent, any of the following:

(a) a material diminution of your authority, duties or responsibilities with respect to your position immediately prior to the Change in Control, or

(b) a material reduction in your base compensation as in effect immediately prior to the Change in Control;

(c) a material reduction in the authority of the person to whom you report (or a change in your reporting directly to the Board of Directors, if applicable);

(d) a material change in the geographic location at which you must perform services for Urologix; and

(e) any other action or inaction that constitutes a material violation of this Agreement by Urologix;

provided that no such termination for Good Reason shall be effective unless: (i) you provide written notice to the Chair of the Board of Directors of the existence of a condition specified in paragraphs (a) through (e) above within 90 days of the initial existence of the condition; (ii) Urologix does not remedy such condition within 30 days of the date of such notice; and (iii) you terminate your employment within 90 days following the last day of the remedial period described above.

          Additionally, the 1991 Plan provides that upon a change of control, as defined in the plan, each outstanding stock option and each award of restricted stock, including those held by the named executive officers, will become exercisable in full as to all of the shares covered thereby without regard to any installment exercise or vesting provisions and all restrictions on the restricted stock will lapse. For the purposes of the 1991 Plan, “change of control” means any of the following:

•

any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Urologix representing 50% or more of the combined voting power of Urologix’ then outstanding securities and is required to file a Schedule 13D under the Exchange Act; or

•

the Incumbent Directors cease for any reason to constitute at least a majority of the Board of Directors. The term “Incumbent Directors” shall mean those individuals who are members of the Board of Directors on August 13, 1997 and any individual who subsequently becomes a member of the Board of Directors whose election or nomination for election by Urologix’ shareholders was approved by a vote of at least a majority of the then Incumbent Directors; or

•

all or substantially all of the assets of Urologix are sold, leased, exchanged or otherwise transferred and immediately thereafter, there is no substantial continuity of ownership with respect to Urologix and the entity to which such assets have been transferred.

Equity Granting Process

          Stock awards to our executive officers and senior management are typically granted annually in conjunction with the review of the individual performance of our executive officers. This review takes place at a regularly scheduled meeting of the Compensation Committee typically held in August. These regular grants of stock options are approved in advance by the Compensation Committee. Stock options are also granted in connection with the hiring of new employees, with the option grant effective as of the date of approval by the Compensation Committee. The new hire grants are either approved in advance for award on the first day of employment or subsequent to the first day of employment. The Compensation Committee’s policy is to grant all equity awards under shareholder approved equity compensation plans, such as the 1991 Plan.

          Under the 1991 Plan, the Board may delegate to our executive officers the authority to grant options to persons who are not our executive officers. In the 2012 fiscal year, the Board of Directors did not exercise this delegation authority.

          Our policy is that the exercise price of all stock options is set at the closing price of our common stock as reported by The Nasdaq Stock Market as of the date of grant, which is the date of the action by the Compensation Committee or Board of Directors selecting an award recipient, determining the number of shares to be awarded under the option, and establishing all other material terms of the stock option.

DIRECTOR COMPENSATION

          Our non-employee directors received the following cash amounts for Board and committee service in fiscal year 2012: $1,500 per Board meeting held in person, $750 per Board meeting held telephonically, and $750 per committee meeting. In addition, each chair of a committee received an annual retainer of $5,000. For fiscal year 2012, the non-executive Chairman, who was also the lead director, received an annual retainer of $20,000 for service in these two roles. If the lead director had not been the non-executive Chairman, the lead director would have received an annual retainer of $5,000. Each director is also reimbursed for expenses associated with attending Board of Directors and committee meetings.

          Mitchell Dann was appointed as our lead director, in addition to his position as Chairman of the Board, in August 2008 and served in those capacities also in fiscal year 2012. During fiscal year 2012, Christopher R. Barys, Sidney W. Emery, Jr., and Patrick D. Spangler each chaired one of the three committees of our Board.

          Under the terms of the 1991 Plan, persons serving as non-employee directors immediately following the annual shareholder meeting will receive an option to purchase 10,000 shares of our common stock at a price equal to fair market value on the date of grant that vest in full on the date of grant. Under this provision of the 1991 Plan, each of Messrs. Barys, Dann, Emery, and Spangler, the non-employee directors then serving, received a non-qualified option to purchase 10,000 shares of our common stock on November 8, 2011, the date of the 2011 Annual Meeting of Shareholders.

          Additionally, the Compensation Committee recommended and the Board of Directors approved an award of restricted stock under the 1991 Plan to each non-employee director serving as a member of the Board immediately after the 2011 Annual Meeting, with the number of shares of restricted stock equal to $17,500 divided by the closing price of our common stock on the date of the 2011 Annual Meeting, rounded up to the next whole share. The restrictions on the restricted stock lapse on the first business day immediately prior to the date of this 2012 Annual Meeting of Shareholders if the director is serving as of such date. In fulfillment of this award, Messrs. Barys, Dann, Emery, and Spangler were each issued 18,042 shares of restricted stock on November 8, 2011.

          The Compensation Committee recommended and the Board of Directors approved on August 10, 2012 an award of restricted stock to each non-employee director serving as a member of the Board immediately after this Annual Meeting, with the number of shares of restricted stock equal to $17,500 divided by the closing price of our common stock on the date of the Annual Meeting, rounded up to the next whole share. The restricted stock award will be granted under the 1991 Plan on the date of the Annual Meeting. The restrictions on the restricted stock will lapse on the first business day immediately prior to the date of the 2013 Annual Meeting of Shareholders if the director is serving as a director as of such date. The restricted stock award is in addition to the stock option award under the 1991 Plan described above.

          The following table shows, for fiscal year 2012, the cash and other compensation earned by each of the directors serving in fiscal year 2012. Mr. Warren, our Chief Executive Officer and also a director, receives no compensation for Board service.

Name	Fees Earned in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Total ($)
Christopher R. Barys	$17,000	$17,500	$5,600	$40,100
Mitchell Dann	31,250	17,500	5,600	54,350
Sidney W. Emery, Jr.	19,250	17,500	5,600	42,350
Patrick D. Spangler	17,000	17,500	5,600	40,100

(1)	Represents cash retainer and meeting fees earned in fiscal year 2012 as described above.

(2)

Each non-employee director was granted 18,042 shares of restricted stock on November 8, 2011. Values expressed represent aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The fair value of each stock award is estimated on the date of grant using the grant date market value as discussed in Note 6, “Stock Options and Restricted Stock Awards,” in the notes to financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2012.

(3)

Values expressed represent aggregate grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option valuation model using the assumptions discussed in Note 6, “Stock Options and Restricted Stock Awards,” in the notes to financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2012.

The aggregate number of stock options outstanding at June 30, 2012 held by directors was: Mr. Barys, 20,000 shares; Mr. Dann, 60,000 shares; Mr. Emery, 70,000 shares; Mr. Spangler, 20,000 shares; and Mr. Warren, 442,920 shares.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

          Since the beginning of 2011, we have not entered into any transaction and there are no currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest.

          The charter of our Audit Committee provides that the Audit Committee is responsible for reviewing and approving the terms and conditions of all of transactions we enter into in which an officer, director or 5% or greater shareholder or any affiliate of these persons has a direct of indirect material interest. Our Code of Ethics and Business Conduct, which is applicable to all of our employees and directors, also prohibits our employees, including our executive officers, and our directors from engaging in conflict of interest transactions. Requests for waivers or requests for consents by our executive officers and directors under our Code of Ethics and Business Conduct must be made to the Audit Committee.

          We have adopted a related person transaction approval policy describing policies and procedures for the review, approval or ratification of any transaction required to be reported in our filings with the Securities and Exchange Commission. Our policy applies to any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships in which our company is a participant and in which a related person has a direct or indirect interest. Through the policy, the Audit Committee has also identified and pre-approved certain transactions with related persons, including:

•	executive officer or director compensation required to be reported in our proxy statement,
•	payment of ordinary expenses and business reimbursements;
•

transactions with another company if the related party’s only relationship is as a non-executive employee, a director or a beneficial owner of less than 10% of that other company’s shares and if which the dollar amount does not exceed the greater of $100,000 or 2% of the other company’s total revenues;

•	charitable contributions in which the dollar amount does not exceed the lesser of $10,000 or 2% of the charitable organization’s receipts;
•	payments made under our articles of incorporation, bylaws, insurance policies or agreements relating to indemnification;
•	transactions in which our shareholders receive proportional benefits; and
•	transactions that involve competitive bid, banking transactions and transactions where the terms of which are regulated by law or governmental authority.

          The Audit Committee must approve any related person transaction subject to the policy before commencement of the related party transaction. If pre-approval is not feasible, the Audit Committee may ratify, amend or terminate the related person transaction. The Audit Committee will analyze the following factors, in addition to any other factors the Committee deems appropriate, in determining whether to approve a related party transaction:

•	whether the terms are fair to us;
•	whether the terms of the related party transaction are no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;
•	whether the related party transaction is material to us;
•	the role the related party has played in arranging the transaction;
•	the structure of the related party transaction;
•	the interests of all related parties in the transaction;
•	the extent of the related party’s interest in the transaction; and
•	whether the transaction would require a waiver of our Code of Ethics and Business Conduct.

          The Audit Committee may, in its sole discretion, approve or deny any related person transaction. Approval of a related person transaction may be conditioned upon our company and the related person taking such precautionary actions, as the Audit Committees deems appropriate.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own 10% or more of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. These insiders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5. To our knowledge, our directors, officers and owners of 10% or more of our common stock timely filed all required Section 16(a) reports during the fiscal year ended June 30, 2012.

PROPOSAL 3:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

          The Audit Committee has selected KPMG LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending June 30, 2013, and to perform other appropriate audit-related services. While the Audit Committee retains the sole authority to retain, compensate, oversee and terminate the independent registered public accounting firm, the Audit Committee is submitting the selection of KPMG LLP for ratification. In the event the appointment of KPMG LLP is not ratified by the shareholders, the Audit Committee will reconsider the selection.

          The affirmative vote of the holders of a majority of the shares of common stock represented at this Annual Meeting and entitled to vote is required to approve the ratification of the appointment of the independent registered public accounting firm, provided that the total number of shares that vote on the proposal represent a majority of our shares outstanding on the record date. Proxies will be voted in favor of this proposal unless otherwise indicated.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          KPMG LLP, independent certified public accountants, served as our independent registered public accounting firm for the fiscal year ended June 30, 2012. The Audit Committee has selected KPMG LLP to serve as our independent registered public accounting firm for the year ending June 30, 2013.

          Representatives of KPMG LLP are expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement if they desire to do so. In addition, representatives will be available to respond to appropriate questions.

Accountant Fees and Services

          The following is an explanation of the fees billed to us by KPMG LLP for professional services rendered for the fiscal years ended June 30, 2012 and June 30, 2011, which totaled $345,000 and $165,645, respectively.

          Audit Fees. The aggregate fees billed to us for professional services related to the audit of our annual financial statements, review of financial statements included in our quarterly reports on Forms 10-Q, or other services normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2012 and June 30, 2011 totaled $175,000 and $140,000, respectively.

          Audit-Related Fees. There were $145,000 and $0 in fees billed to us for professional services for assurance and related services by KPMG LLP that were reasonably related to the performance of the audit or review of our financial statements and were not reported above under “Audit Fees” for the fiscal years ended June 30, 2012 and June 30, 2011, respectively. The audit-related fees for the fiscal year ended June 30, 2012 relate to the audit of the Prostiva opening balance sheet and the comfort letter and other services related to our secondary offering.

          Tax Fees. The aggregate fees billed to us by KPMG LLP for professional services related to tax compliance, tax advice, and tax planning for the fiscal year ended June 30, 2012 and June 30, 2011, which totaled $25,000 and $4,000, respectively.

          All Other Fees. For the fiscal year ended June 30, 2012 and June 30, 2011, there were $0 and $21,645 in fees billed to us by KPMG LLP for professional services or products not previously disclosed.

Audit Committee Pre-Approval Procedures

          We have adopted pre-approval policies and procedures for the Audit Committee that require the Audit Committee to pre-approve all audit and all permitted non-audit engagements and services (including the fees and terms thereof) by the independent auditors, except that the Audit Committee may delegate the authority to pre-approve any engagement or service less than $10,000 to the Chair of the Audit Committee, but requires that the Chair report such pre-approval at the next full Audit Committee meeting. The Audit Committee may not delegate its pre-approval authority for any services rendered by our independent auditors relating to internal controls. These pre-approval policies and procedures prohibit delegation of the Audit Committee’s responsibilities to our management. Under the policies and procedures, the Audit Committee may pre-approve specifically described categories of services which are expected to be conducted over the subsequent twelve months on its own volition, or upon application by management or the independent auditor.

          All of the services described above for fiscal year 2012 were pre-approved by the Audit Committee or a member of the committee before KPMG LLP was engaged to render the services.

SHAREHOLDER PROPOSALS AND SHAREHOLDER NOMINEES
FOR 2013 ANNUAL MEETING

          The proxy rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules. The Urologix, Inc. 2013 Annual Meeting of Shareholders is expected to be held on or about November 15, 2013, and proxy materials in connection with that meeting are expected to be mailed on or about October 4, 2013. Shareholder proposals prepared in accordance with the proxy rules must be received by us on or before June 6, 2013.

          Pursuant to our bylaws, in order for any other proposal to be properly brought before the next annual meeting by a shareholder, including a nominee for director to be considered at the next annual meeting, the shareholder must give written notice of such shareholder’s intent to bring a matter before the annual meeting, or nominate the director, in a timely manner.

          To be timely under our bylaws, the notice must be given by such shareholder to the Secretary of Urologix not less than 60 days nor more than 90 days prior to a meeting date corresponding to the previous year’s annual meeting. Each such notice must set forth certain information with respect to the shareholder who intends to bring such matter before the meeting and the business desired to be conducted, as set forth in greater detail above under “Corporate Governance – Director Nominations” and in our bylaws. Shareholders are advised to review our bylaws carefully regarding the requirements for proposals and director nominations. Notwithstanding the foregoing, the advance notice provisions of our bylaws do not apply to shareholder proposals made pursuant to, and in accordance with, Rule 14a-8 as may be in effect from time to time.

          In addition, if we receive notice of a shareholder proposal less than 45 days before the date on which we first mailed our materials for the prior year’s annual meeting, such proposal also will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board of Directors for this 2012 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.

ANNUAL REPORT

          An Annual Report of Urologix, Inc. setting forth our activities and containing our financial statements for the fiscal year ended June 30, 2012 accompanies this notice of annual meeting and proxy statement.

          Shareholders may receive, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2012, including financial statements schedules and amendments thereto, as filed with the Securities and Exchange Commission, by writing to: Urologix, Inc., 14405 21st Avenue North, Minneapolis, Minnesota 55447, Attention: Secretary, or by calling us at (763) 475-1400.

OTHER BUSINESS

          The Board of Directors does not intend to bring other matters before the meeting except items incident to the conduct of the meeting, and the Company has not received timely notice from any shareholder of an intent to present any other proposal at the meeting. On any matter properly brought before the meeting by the Board or by others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote in accordance with their best judgment.

APPENDIX A:

UROLOGIX, INC.

2012 STOCK INCENTIVE PLAN

UROLOGIX, INC.

2012 STOCK INCENTIVE PLAN

UROLOGIX, INC.

2012 STOCK INCENTIVE PLAN

SECTION 1
PURPOSE

The purpose of the 2012 Stock Incentive Plan (the “Plan”) is to enable Urologix, Inc. (the “Company”) and its Subsidiaries to attract and retain employees, directors and service providers of the Company by aligning financial interests of these individuals with the other shareholders of the Company.

The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Performance Units, and Other Awards to aid the Company in obtaining these goals, subject to the approval by the Company’s shareholders on November 16, 2012.

SECTION 2
DEFINITIONS

2.1	BOARD means the Board of Directors of the Company.

2.2

CAUSE shall mean, unless otherwise defined in the Stock Incentive Agreement or in a separate agreement with the Participant that governs Stock Incentives granted under this Plan, gross and willful misconduct during the course of his or her service to the Company, including but not limited to wrongful appropriation of funds or property of the Company, conviction of a Participant of a gross misdemeanor or felony or a material violation of any Company policy (including, without limitation, any policy contained in the Company’s Code of Ethics and Business Conduct), regardless of when facts resulting in a finding of Cause are discovered by the Company.

2.3	CODE means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

2.4	COMMITTEE means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan.

2.5	COMPANY means Urologix, Inc., a corporation organized under the laws of the State of Minnesota (or any successor corporation).

2.6

DISABILITY shall mean a physical or mental condition resulting from a bodily injury or disease or mental disorder rendering such person incapable of continuing to perform the essential employment or director duties of such person at the Company as such duties existed immediately prior to the bodily injury, disease or mental disorder.

2.7	EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

2.8	EXERCISE PRICE means the price that shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

2.9	FAIR MARKET VALUE of one Share on any given date shall be determined by the Committee as follows: (a) if the Common Stock is listed for trading on one of more national securities exchanges, or is traded on the Nasdaq Stock Market, the last reported sales price on the such principal exchange or the Nasdaq Stock Market on the date in question, or if such Common Stock shall not have been traded on such principal exchange or on the Nasdaq Stock Market on such date, the last reported sales price on such principal exchange or the Nasdaq Stock Market on the first day prior thereto on which such Common Stock was so traded; or (b) if the Common Stock is not listed for trading on a national securities exchange or the Nasdaq Stock Market, but is traded in the over-the-counter market, including the Nasdaq Small Cap Market, the closing bid price for such Common Stock on the date in question, or if there is no such bid price for such Common Stock on such date, the closing bid price on the first day prior thereto on which such price existed; or (c) if neither (a) or (b) is applicable, with respect to any Option intended to qualify as an ISO, by any fair and reasonable determination made in good faith by the Committee, and, with respect to any other Stock Incentive that is intended to be exempt from the requirements of Code Section 409A, a value determined by the reasonable application of a reasonable valuation method as defined in regulations promulgated under Code Section 409A, which determination shall be final and binding on all parties.

2.10	INDEPENDENT DIRECTOR means a member of the Board who is not otherwise an employee of the Company or any Subsidiary.

2.11

INSIDER means an individual who is, on the relevant date, an officer, member of the Board or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.12	ISO means an Option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Code Section 422 as an incentive stock option.

2.13

KEY EMPLOYEE means any employee of the Company or any Subsidiary holding a key management or technical position as determined by the Committee. Key Employees of any Subsidiary created or acquired after the Effective Date of this Plan shall be eligible to be Participants in this Plan without further action of the Board or its shareholders.

2.14

KEY PERSON means a person, other than a Key Employee, who is (a) a member of the Board; or (b) a service provider providing bona fide services to the Company or any Subsidiary who is eligible to receive Shares that are registered on SEC Form S-8. Key Persons of any Subsidiary created or acquired after the Effective Date of this Plan shall be eligible to be Participants in this Plan without further action of the Board or its shareholders.

2.15	NQSO means an option granted under this Plan to purchase Shares that is not intended by the Company to satisfy the requirements of Code Section 422.

2.16	OPTION means an ISO or a NQSO.

2.17

OUTSIDE DIRECTOR means a member of the Board who is not an employee and who qualifies as (a) a “non-employee director” under Rule 16b-3(b)(3) under the Exchange Act, as amended from time to time, and (b) an “outside director” under Code Section 162(m) and the regulations promulgated thereunder.

2.18	PARTICIPANT means a Key Person or Key Employee who is designated to receive an award under the Plan by the Committee.

2.19	PERFORMANCE-BASED EXCEPTION means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

2.20	PERFORMANCE PERIOD shall mean the period during which a performance goal must be attained with respect to a Stock Incentive that is performance based, as determined by the Committee.

2.21

PERFORMANCE STOCK means an award of Shares granted to a Participant that is subject to the achievement of performance criteria, either as to the delivery of such Shares or the calculation of the amount deliverable as a result of achieving a level of performance over a specified Performance Period, or any combination thereof.

2.22

PERFORMANCE UNITS means a contractual right granted to a Participant to receive a Share (or cash equivalent) upon achievement of performance criteria or a level of performance over a specified Performance Period that are deliverable either at the end of the Performance Period or at a later time.

2.23	PLAN means the Urologix, Inc. 2012 Stock Incentive Plan, as it may be amended or amended and restated from time to time.

2.24	QUALIFYING EVENT shall mean, with respect to a Participant, such Participant’s death, Disability or Retirement.

2.25

RESTRICTED STOCK AWARD means an award of Shares granted to a Participant under this Plan that is subject to restrictions in accordance with the terms and provisions of this Plan and the applicable Stock Incentive Agreement.

2.26

RESTRICTED STOCK UNIT means a contractual right granted to a Participant under this Plan to receive a Share (or cash equivalent) that is subject to restrictions in accordance with the terms and provisions of this Plan and the applicable Stock Incentive Agreement.

2.27	RETIREMENT shall mean retirement from active employment with the Company and any subsidiary or parent corporation of the Company on or after age 65.

2.28	SHARE or COMMON STOCK means a share of the common stock of the Company.

2.29

STOCK APPRECIATION RIGHT means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the individual, without payment to the Company (except for any applicable withholding or other taxes), receives Shares, or such other consideration as the Committee may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the specified price per Share noted in the Stock Appreciation Right, for each Share subject to the Stock Appreciation Right.

2.30	STOCK INCENTIVE means an ISO, a NQSO, a Restricted Stock Award, a Restricted Stock Unit, a Stock Appreciation Right, a Performance Stock or Performance Unit or cash.

2.31	STOCK INCENTIVE AGREEMENT means a document issued by the Company or a Subsidiary to a Participant evidencing an award of a Stock Incentive.

2.32	SUBSIDIARY means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.33

TEN PERCENT SHAREHOLDER means a person who owns (after taking into account the attribution rules of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of stock of either the Company or a Subsidiary.

SECTION 3
SHARES SUBJECT TO STOCK INCENTIVES

3.1

The aggregate number of Shares that may be issued under the Plan is One Million Six Hundred Thousand Shares, plus the number of shares subject to awards or options granted under the Company’s 1991 Stock Option Plan, as amended (the “Prior Plan”), which, notwithstanding the following sentence, would have become available for additional awards thereunder by reason of the forfeiture, cancellation, expiration or termination of those awards, subject, however, to adjustment as provided in Section 10. Subject to approval of this Plan by the Company’s Shareholders, the Prior Plan is amended by this Plan to eliminate the authority and discretion of the Board, the Compensation Committee of the Board and any executive officer of the Company to grant any new awards or options (or to amend any previously granted award or option to increase the number of shares thereunder) under the Prior Plan.

Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company.

3.2

Subject to adjustment pursuant to Section 10, no Participant may be granted any Stock Incentive covering an aggregate number of Shares in excess of Two Hundred Fifty Thousand (250,000) in any calendar year. Notwithstanding the foregoing, in connection with his or her initial service, a Participant may be granted Stock Incentives covering not more than an additional One Hundred Thousand (150,000) Shares, which shall not count against the limit set forth in the preceding sentence.

SECTION 4
EFFECTIVE DATE

The effective date of this Plan shall be November 16, 2012, subject to shareholder approval on that date.

SECTION 5
ADMINISTRATION

5.1

GENERAL ADMINISTRATION. The Committee shall administer this Plan. The Committee, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Committee shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Committee’s actions shall be binding on the Company, on each affected Participant, and on each other person directly or indirectly affected by such actions.

5.2

AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Articles of Incorporation or By-laws of the Company, and subject to the provisions herein, the Committee shall have full power to select Participants in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock

Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan’s administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such Stock Incentives. Any and all awards of Stock Incentives to Insiders of the Company or Independent Directors shall be made and administered by the Committee (or subcommittee authorized under Section 5.3) consisting solely of Outside Directors. Further, the Committee may make all other determinations that may be necessary or advisable for the administration of the Plan. The Committee may seek the assistance of such persons as it may see fit in carrying out its routine administrative functions concerning the Plan.

5.3

DELEGATION OF AUTHORITY. The members of the Committee and any other persons to whom authority has been delegated by the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee may appoint one or more separate committees (any such committee, a “Subcommittee”) composed of two or more Outside Directors of the Company (who may but need not be members of the Committee) and may delegate to any such Subcommittee or to one or more executive officers of the Company the authority to grant Stock Incentives, and/or to administer the Plan or any aspect of it; provided, however, that only the Committee may grant Stock Incentives that may meet the Performance-Based Exception and only the Committee may grant Stock Incentives to Insiders that may be exempt from Section 16(b) of the Exchange Act.

5.4

DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of this Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its shareholders, members of the Board, Participants, and their estates and beneficiaries.

SECTION 6
ELIGIBILITY

Participants selected by the Committee shall be eligible for the grant of Stock Incentives under this Plan, but no Participant shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an eligible Participant.

SECTION 7
TERMS OF STOCK INCENTIVES

7.1	TERMS AND CONDITIONS OF ALL STOCK INCENTIVES.

(a)

Grants of Stock Incentives. The Committee, in its absolute discretion, shall grant Stock Incentives under this Plan from time to time and shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives; provided, however, the Committee shall not have the right to (i) lower the Exercise Price of an existing Option or Stock Appreciation Right, (ii) take any action which would be treated as a “repricing” under generally accepted accounting principles, or (iii) cancel an existing Option or Stock Appreciation Right at a time when its Exercise Price exceeds the fair market value of the underlying stock subject to such Option or Stock Appreciation Right in exchange for cash, another Option or Stock Appreciation Right, a Restricted Stock Award, or other equity in the Company (except as provided in Sections 10 and 11). Stock Incentives shall be granted to Participants selected by the Committee, and the Committee shall be under no obligation whatsoever to grant any Stock Incentives, or to grant Stock Incentives to all Participants, or to grant all Stock Incentives subject to the same terms and conditions.

(b)

Shares Subject to Stock Incentives. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan, and to any other restrictions contained in this Plan.

(c)

Stock Incentive Agreements. Each Stock Incentive shall be evidenced by an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of the Stock Incentives granted. The Stock Incentive Agreement may be in an electronic medium, may be limited to notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant. The Committee shall have sole discretion to modify the terms and provisions of Stock Incentive Agreements in accordance with Section 12 of this Plan.

(d)

Date of Grant. The date a Stock Incentive is granted shall be the date on which the Committee (i) has approved the terms and conditions of the Stock Incentive Agreement, (ii) has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive and (iii) has taken all such other action necessary to direct the grant of the Stock Incentive.

(e)

Vesting of Stock Incentives. Subject to this Section 7.1(e), Stock Incentives under the Plan may have restrictions on the vesting or delivery of and, in the case of Options, the right to exercise, that lapse based upon the service of a Participant, or based upon other criteria that the Committee may determine appropriate, such as the attainment of performance goals determined by the Committee, including but not limited to one or more of the performance criteria listed in Section 14. If the Award is intended to meet the Performance-Based Exception, the attainment of such performance goals must be certified in writing by the Committee prior to payment thereof. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Shares subject to such Stock Incentive Award shall remain subject to forfeiture. Notwithstanding the foregoing, all Restricted Stock or Restricted Stock Units shall be restricted for a period of at least three (3) years (or one (1) year in the case of Restricted Stock or Restricted Stock Units granted with restrictions based solely on achievement of performance criteria), except that the Committee may provide in the Restricted Stock Agreement or in the Restricted Stock Unit Agreement (i) for vesting and lapse of restrictions on a pro rata basis during such minimum restricted period; (ii) that the restricted period for any such Stock Incentive may otherwise be shortened in the case of a Qualifying Event or in connection with a Change of Control; and (iii) for vesting and lapse of restrictions on Restricted Stock or Restricted Stock Units granted to Independent Directors no earlier than the first business day prior to the next regular annual meeting of shareholders.

(f)

Acceleration of Vesting of Stock Incentives. Notwithstanding anything to the contrary in this Plan, the Committee shall have the power to permit, in its sole discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant; provided, however, the Committee may grant Stock Incentive Awards precluding such accelerated vesting in order to qualify the Stock Incentive Awards for the Performance-Based Exception.

(g)

Dividend Equivalents. The Committee may grant dividend equivalents to any Participant. The Committee shall establish the terms and conditions to which the dividend equivalents are subject. Dividend equivalents may be granted only in connection with a Stock Incentive. Under a dividend equivalent, subject to the limitation under Section 7.6(b) with respect to Performance Stock or Performance Units, a Participant shall be entitled to receive currently or in the future payments equivalent to the amount of dividends paid by the Company to holders of Common Stock with respect to the number of dividend equivalents held by the Participant. The dividend equivalent may provide for payment in Shares or in cash, or a fixed combination of Shares or cash, or the Committee may reserve the right to determine the manner of payment at the time the dividend equivalent is payable. Any such dividend equivalent on a Stock Incentive that is intended to be exempt from Code Section 409A shall be stated in a separate arrangement.

(h)

Transferability of Stock Incentives. Except as otherwise provided in a Participant’s Stock Incentive Agreement, no Stock Incentive granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution. Except as otherwise provided in a Participant’s Stock Incentive Agreement, during the Participant’s lifetime, only the Participant may exercise any Option or Stock Appreciation Right unless the Participant is incapacitated in which case the Option or Stock Appreciation Right may be exercised by and any other Stock Incentive may be payable to the Participant’s legal guardian, legal representative, or other representative whom the Committee deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the identity of appropriate representative of the Participant to exercise the Option or receive any other benefit under a Stock Incentive if the Participant is incapacitated shall be determined by the Committee.

(i)

Deferral Elections. The Committee may permit or require Participants to elect to defer the issuance of Shares or the settlement of awards in cash under this Plan pursuant to such rules, procedures, or programs as it may establish from time to time. However, notwithstanding the preceding sentence, the Committee shall not, in establishing the terms and provisions of any Stock Incentive, or in exercising its powers under this Article: (i) create any arrangement which would constitute an employee pension benefit plan as defined in ERISA Section 3(3) unless the arrangement provides benefits solely to one or more individuals who constitute members of a select group of management or highly compensated employees; or (ii) create any arrangement that would constitute a deferred compensation plan as defined in Code Section 409A unless the arrangement complies with Code Section 409A and regulations promulgated thereunder or unless the Committee, at the time of grant, specifically provides that the Stock Incentive is not intended to comply with Section 409A of the Code.

7.2	TERMS AND CONDITIONS OF OPTIONS.

(a)

Grants of Options. Each grant of an Option shall be evidenced by a Stock Incentive Agreement that shall specify whether the Option is an ISO or NQSO, and incorporate such other terms as the Committee deems consistent with the terms of this Plan and, in the case of an ISO, such terms as necessary or desirable to permit such Option to qualify as an ISO. The Committee and/or the Company may modify the terms and provisions of an Option in accordance with Section 12 of this Plan even though such modification may change the Option from an ISO to a NQSO.

(b)

Termination of Employment. Except as provided in the Option Agreement or a separate agreement with the Participant that governs Options granted under this Plan, or as otherwise provided by the Committee: (i) if the Participant’s employment (or in the case of a non-employee, such Participant’s service) with the Company and/or a Subsidiary ends before the Options vest, the Participant shall forfeit all unvested Options; and (ii) any Options held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such termination, but may not be exercised after 90 days after such termination, or the expiration of the stated term of the Options, whichever period is the shorter. In the event a Participant’s employment with the Company or any Subsidiary is terminated for Cause, all unexercised Options granted to such Participant shall immediately terminate.

(c)

Death, Disability and Retirement. Except as provided in the Option Agreement or a separate agreement with the Participant that governs Options granted under this Plan, and except as otherwise provided by the Committee: (i) if a Qualifying Event occurs before the date or dates on which Options vest, the Participant shall forfeit all unvested Options; and (ii) any Options held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such Qualifying Event, but may not be exercised after one year after such Qualifying Event, or the expiration of the stated term of the Options, whichever period is the shorter.

(d)

Exercise Price. Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price shall be specified in the applicable Stock Incentive Agreement and shall not be less than the Fair Market Value of a Share on the date the Option is granted. With respect to each grant of an ISO to a Participant who is not a Ten Percent Shareholder, the Exercise Price shall not be less than the Fair Market Value of a Share on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Shareholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted.

(e)

Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall: (i) make an Option exercisable prior to the date such Option is granted or after it has been exercised in full; or (ii) make an Option exercisable after the date that is (A) the tenth (10th) anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a non-Ten Percent Shareholder, or (B) the date that is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder. Options issued under the Plan may become exercisable based on the service of a Participant, or based upon the attainment (as determined by the Committee) of performance goals, including but not limited to goals established pursuant to one or more of the performance criteria listed in Section 14. Any Option that is intended to qualify for the Performance Based Exception must have its performance goals determined by the Committee based upon one or more of the performance criteria listed in Section 14, and must have the attainment of such performance goals certified in writing by the Committee.

(f)

Payment. The Exercise Price of Shares acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations by delivering to the Company or its designated agent, either: (i) in cash or by check at the time the Option is exercised or (ii) at the discretion of the Committee at the time of the grant of the Option (or subsequently in the case of an NQSO) (A) by delivery (or by attestation) of other Shares, (B) pursuant to a “same day sale” program exercised through a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board so long as the Company’s equity securities are registered under Section 12 of the Exchange Act, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, (C) with respect to an NQSO, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate Exercise Price (together with payment in cash or other payment from the Participant to the extent of any remaining balance), provided that any such Shares used to pay the Exercise Price shall no longer be outstanding and exercisable under such Option; or (D) by some combination of the foregoing or such other form of legal consideration that may be acceptable to the Committee in its sole discretion and permissible under applicable law. Notwithstanding the foregoing, with respect to any Participant who is an Insider, a tender of shares or, if permitted by applicable law, a cashless exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided above, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a shareholder.

(g)

ISO Tax Treatment Requirements. With respect to any Option that purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of stock with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000), to the extent of such excess, such Option shall not be treated as an ISO in accordance with Code Section 422(d). The rule of the preceding sentence is applied as set forth in Treas. Reg. Section 1.422-4 and any additional guidance issued by the Treasury thereunder. Also, with respect to any Option that purports to be an ISO, such Option shall not be treated as an ISO if the Participant disposes of shares acquired thereunder within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option, or if the Participant has not met the requirements of Code Section 422(a)(2).

7.3	TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

(a)

Grants of Restricted Stock Awards. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Committee for periods determined by the Committee. The Committee may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment.

(b)

Termination of Employment. Except as provided in the Restricted Stock Agreement or a separate agreement with the Participant covering the Restricted Stock granted under this Plan, if the Participant’s employment (or in the case of a non-employee, such Participant’s service) with the Company and/or a Subsidiary ends for any reason other than a Qualifying Event before any restrictions lapse, the Participant shall forfeit all unvested Restricted Stock Awards, unless the Committee determines that the Participant’s unvested Restricted Stock Awards shall vest as of the date of such event.

(c)

Death, Disability and Retirement. Except as provided in the Restricted Stock Agreement or a separate agreement with the Participant covering Restricted Stock granted under this Plan: (i) if a Qualifying Event occurs before the date or dates on which restrictions lapse, the Participant shall forfeit all unvested Restricted Stock Awards, unless the Committee determines that the Participant’s unvested Restricted Stock Awards shall vest as of the date of such event; and (ii) in the case of Restricted Stock Awards which are based on performance criteria then, as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company’s most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs; provided, however, the Committee may grant Restricted Stock Awards precluding such partial awards when a Qualifying Event occurs in order to qualify the Restricted Stock Awards for the Performance-Based Exception.

(d)

Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Awards shall be entitled to vote and to receive dividends during the periods of restriction of their Shares to the same extent as such holders would have been entitled if the Shares were unrestricted Shares.

7.4	TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS.

(a)

Grants of Restricted Stock Units. A Restricted Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Committee in the Stock Incentive Agreement evidencing such award. The Committee may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment.

(b)

Termination of Employment. Except as provided in the Restricted Stock Unit Agreement or a separate agreement with the Participant covering the Restricted Stock Unit granted under this Plan, if the Participant’s employment with the Company and/or a Subsidiary ends before the Restricted Stock Units vest, the Participant shall forfeit all unvested Restricted Stock Units, unless the Committee determines that the Participant’s unvested Restricted Stock Units shall vest as of the date of such event.

(c)

Death, Disability and Retirement. Except as provided in the Restricted Stock Unit Agreement or a separate agreement with the Participant covering the Restricted Stock Unit granted under this Plan: (i) if a Qualifying Event occurs before the date or dates on which restrictions lapse, the Participant shall forfeit all unvested Restricted Stock Units, unless the Committee determines that the Participant’s unvested Restricted Stock Units shall vest as of the date of such event; and (ii) in the case of Restricted Stock Units that are based on performance criteria, then as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company’s most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs; provided, however, the Committee may grant Restricted Stock Units precluding such partial awards when a Qualifying Event occurs in order to qualify the Restricted Stock Units for the Performance-Based Exception.

(d)

Voting, Dividend & Other Rights. Holders of Restricted Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units, and, unless the applicable Stock Incentive Agreement provides otherwise, the holder of a Restricted Stock Unit shall not be entitled to any dividend equivalents (as described in Section 7.1(g)).

7.5	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a)

Grants of Stock Appreciation Rights. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a specified price. The specified price for a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, shall not be less than the Exercise Price for Shares that are the subject of the Option which shall not be less than the Fair Market Value of the Shares on the date the Option is granted. In the case of any other Stock Appreciation Right, the specified price shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares at the time the Stock Appreciation Right was granted. If related to an Option, the exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

(b)

Stock Appreciation Right Term. Each Stock Appreciation Right granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall: (1) make a Stock Appreciation Right exercisable prior to the date such Stock Appreciation Right is granted or after it has been exercised in full; or (ii) make a Stock Appreciation Right exercisable after the date that is: (A) the tenth (10th) anniversary of the date such Stock Appreciation Right is granted; or (B) the fifth (5th) anniversary of the date such Stock Appreciation Right is granted, if such Stock Appreciation Right is granted in connection with the grant of an ISO to a Participant who is a Ten Percent Shareholder.

(c)

Payment. Upon exercise of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation with Shares (computed using the aggregate Fair Market Value of Shares on the date of payment or exercise) or in cash, or in any combination thereof as specified in the Stock Incentive Agreement or, if not specified, as the Committee determines. To the extent that a Stock Appreciation Right is exercised, the specified price shall be treated as paid in Shares for purposes of Section 3.

(d)

Termination of Employment. Except as provided in the Stock Appreciation Rights Agreement or a separate agreement with the Participant that governs Stock Incentives granted under this Plan, or as otherwise provided by the Committee: (i) if the Participant’s employment (or in the case of a non-employee, such Participant’s service) with the Company and/or a Subsidiary ends before the Options vest, the Participant shall forfeit all unvested Stock Appreciation Rights; and (ii) any Stock Appreciation Rights held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such termination, but may not be exercised after 90 days after such termination, or the expiration of the stated term of the Stock Appreciation Rights, whichever period is the shorter. In the event a Participant’s employment with the Company or any Subsidiary is terminated for Cause, all unexercised Stock Appreciation Rights granted to such Participant shall immediately terminate.

(e)

Death, Disability and Retirement. Except as provided in the Stock Appreciation Rights Agreement or a separate agreement with the Participant that governs Stock Incentives granted under this Plan, and except as otherwise provided by the Committee: (i) if a Qualifying Event occurs before the date or dates on which Stock Appreciation Rights vest, the Participant shall forfeit all unvested Stock Appreciation Rights; and (ii) any Stock Appreciation Rights held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such Qualifying Event, but may not be exercised after one year after such Qualifying Event, or the expiration of the stated term of the Stock Appreciation Rights, whichever period is the shorter.

(f)

Special Provisions for Tandem Stock Appreciation Rights. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO (i) will expire no later than the expiration of the underlying ISO, (ii) may be for no more than the difference between the exercise price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised, (iii) may be transferable only when, and under the same conditions as, the underlying ISO is transferable, and (iv) may be exercised only (A) when the underlying ISO could be exercised and (B) when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of the ISO.

7.6	TERMS AND CONDITIONS OF PERFORMANCE STOCK AND PERFORMANCE UNITS.

(a)

Awards of Performance Stock and Performance Units. Performance Stock and Performance Units shall become payable to a Participant upon achievement of performance criteria as determined by the Committee. Each award will specify the number of Performance Stock or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment will be made in the case of a grant that is intended to qualify for the Performance-Based Exception, other than as provided in Section 14. Any grant of Performance Stock or Units may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee at the date of grant.

(b)

Limitation on Dividend and Dividend Equivalents. No dividends or dividend equivalents shall be paid on unvested Performance Stock or Performance Units unless and until the performance goal has been met; provided that such dividends or dividend equivalents: (i) may accumulate for the benefit of the Participant and paid to the Participant after such Performance Stock or Performance Units vest and (ii) will otherwise comply with Section 7.1(g).

(c)

Payment. Each grant will specify the time and manner of payment of Performance Stock or Performance Units that have been earned. Any Performance Stock award shall be payable in Shares. Any Performance Unit award may specify that the amount payable with respect thereto may be paid by the Company in cash, in Shares or in any combination thereof and may either grant to the Participant or retain in the Committee the right to elect among cash or Shares.

7.7	OTHER AWARDS.

(a)

Other awards may, subject to limitations under applicable law, be granted to any Participant denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of such Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof, or any other factors designated by the Committee. The Committee shall determine the terms and conditions of such awards.

(b)

Cash awards, as an element of or supplement to any other Stock Incentives granted under this Plan, may also be granted to Participants on such terms and conditions as determined by the Committee pursuant to this Plan.

(c)

Shares may be granted to a Participant as a bonus, or in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as the Committee shall determine.

	(d)	Participants designated by the Committee may be permitted to reduce compensation otherwise payable in cash in exchange for Shares or other Stock Incentives under the Plan.

7.8

INDEPENDENT DIRECTOR GRANTS. Notwithstanding any other provisions of this Plan, a grant of Restricted Stock, Restricted Stock Units or NQSO, or any combination of the same, shall be made on the date of each regular annual meeting of shareholders of the Company to each Independent Director who is serving as a member of the Board immediately following such annual meeting. The number of Shares subject to this Restricted Stock Award, Restricted Stock Unit or NQSO and other terms governing the Restricted Stock Award, Restricted Stock Unit or NQSO shall be determined by the Committee in its sole discretion prior to such annual meeting of shareholders. No Independent Director may be granted Restricted Stock Awards, Restricted Stock Units or NQSOs covering an aggregate number of Shares in excess of 50,000 at any regular annual shareholders meeting pursuant to the terms of this Section 7.8.

The Committee, in its discretion, may, in addition to the Restricted Stock Awards, Restricted Stock Units and NQSOs provided above, grant any additional Stock Incentive to all Independent Directors or to any individual Independent Director, provided that such grant shall be solely for substantial services performed or to be performed by such Independent Director as determined in good faith by the Committee.

SECTION 8
SECURITIES REGULATION

8.1

LEGALITY OF ISSUANCE. No Share shall be issued under this Plan unless and until the Committee has determined that all required actions have been taken to register such Share under the Securities Act of 1933 or the Company has determined that an exemption therefrom is available, any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied, and any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable, has been satisfied.

8.2

RESTRICTIONS ON TRANSFER; REPRESENTATIONS; LEGENDS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law. If the offering and/or sale of Shares under the Plan is not registered under the Securities Act of 1933 and the Company determines that the registration requirements of the Securities Act of 1933 apply but an exemption is available which requires an investment representation or other representation, the Participant shall be required, as a condition to acquiring such Shares, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Securities Act of 1933, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. All Stock Incentive Agreements shall contain a provision stating that any restrictions under any applicable securities laws will apply.

8.3

REGISTRATION OF SHARES. The Company may, and intends to, but is not obligated to, register or qualify the offering or sale of Shares under the Securities Act of 1933 or any other applicable state, federal or foreign law.

SECTION 9
LIFE OF PLAN

9.1	No Stock Incentive shall be granted under this Plan on or after the earlier of:

	(a)	the tenth (10th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), or

(b)

the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the exercise of Stock Incentives granted under this Plan or lapse of all restrictions under a Restricted Stock Award or Restricted Stock Unit) been issued or are no longer available for use under this Plan.

This Plan shall continue in effect until all outstanding Stock Incentives have been exercised in full or are no longer exercisable and all Restricted Stock Awards or Restricted Stock Units have vested or been forfeited.

SECTION 10
ADJUSTMENT

Notwithstanding anything in Section 12 to the contrary, in the event of a stock dividend, stock split, spin-off, rights offering, recapitalization through a large, nonrecurring cash dividend, or a similar equity restructuring of the Company, the Committee will adjust: (a) the number of Shares reserved under Section 3 of this Plan, (b) the limit on the number of Shares that may be granted subject to Stock Incentives during a calendar year to any individual under Section 3 of this Plan, (c) the number of Shares subject to certain Stock Incentives granted subject to Section 3 of the Plan, and (d) the Exercise Price of any Options and the specified price of any Stock Appreciation Rights, or any combination thereof, in an equitable manner that will equalize the fair value of the previously granted Stock Incentives before and after the equity restructuring. Furthermore, in the event of any corporate transaction described in Code Section 424(a) that provides for the substitution or assumption of Stock Incentives, the Committee will adjust such Stock Incentives in a manner that satisfies the requirements of Code Section 424(a) as to: (i) the number of Shares reserved under Section 3, (ii) the limit on the number of Shares that may be granted subject to Stock Incentives during a calendar year to any individual under Section 3 of this Plan; (iii) the number of Shares subject to such Stock Incentives, and (iii) the Exercise Price of any Options and the specified price of any Stock Appreciation Rights. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Committee shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3 or an increase in any limitation imposed by the Plan.

SECTION 11
CHANGE IN CONTROL OF THE COMPANY

11.1

CHANGE IN CONTROL. “Change in Control” of the Company shall mean a change in control which would be required to be reported in response to Item 5.01 of Form 8-K promulgated under the Exchange Act (or any successor item of Form 8-K), whether or not the Company is then subject to such reporting requirement, including without limitation, if:

(a)

any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities (other than an entity owned 50% or greater by the Company or an employee pension plan for the benefit of the employees of the Company);

(b)

there ceases to be a majority of the Board comprised of (i) individuals who, on the date of adoption of this Plan, constituted the Board; and (ii) any new director who subsequently was elected or nominated for election by a majority of the directors who held such office prior to a Change in Control; or

(c)

the Company disposes of at least 75% of its assets, other than (i) to an entity owned 50% or greater by the Company or any of its subsidiaries, or to an entity in which at least 50% of the voting equity securities are owned by the shareholders of the Company immediately prior to the disposition in substantially the same percentage or (ii) as a result of a bankruptcy proceeding, dissolution or liquidation of the Company.

11.2

VESTING UPON A CHANGE IN CONTROL. Except as otherwise provided in a Stock Incentive Agreement or as provided in the next sentence, if a Change in Control occurs, and if the agreements effectuating the Change in Control do not provide for the assumption or substitution of all Stock Incentives granted under this Plan, with respect to any Stock Incentive granted under this Plan that is not so assumed or substituted (a “Non-Assumed Stock Incentive”), such Stock Incentives shall immediately vest and be exercisable and any restrictions thereon shall lapse. Notwithstanding the foregoing, unless the Committee determines at or prior to the Change in Control, no Stock Incentive that is subject to any performance criteria for which the Performance Period has not expired, shall accelerate at the time of a Change in Control.

11.3

DISPOSITION OF STOCK INCENTIVES. Except as otherwise provided in a Stock Incentive Agreement, the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Stock Incentives, take any or all of the following actions to be effective as of the date of the Change in Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period immediately preceding the date of the Change in Control, but only if such action remains contingent upon the effectuation of the Change in Control) (such date referred to as the “Action Effective Date”):

(a)

Unilaterally cancel such Non-Assumed Stock Incentive in exchange for whole and/or fractional Shares (or whole Shares and cash in lieu of any fractional Share) or whole and/or fractional shares of a successor (or whole shares of a successor and cash in lieu of any fractional share) that, in the aggregate, are equal in value to:

(i)

in the case of Options and Stock Appreciation Rights, the product of (A) the excess, if any, of the Fair Market Value per Share on the effective date of the Action Effective Date over the Exercise Price or specified price per Share (B) multiplied by the number of Shares subject to the Option or Stock Appreciation Right;

(ii)

in the case of Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units and Other Awards, the Fair Market Value per Share on the effective date of the Action Effective Date of the Shares subject to such Stock Incentive (taking into account vesting), less the value of any consideration payable with respect to such Stock Incentive.

	(b)	Unilaterally cancel such Non-Assumed Stock Incentive in exchange for cash or other property equal in value to:

(i)

in the case of Options and Stock Appreciation Rights, the product of (A) the excess, if any, of the Fair Market Value per Share on the effective date of the Action Effective Date over the Exercise Price or specified price per Share (B) multiplied by the number of Shares subject to the Option or Stock Appreciation Right;

(ii)

in the case of Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units and Other Awards, the Fair Market Value per Share on the effective date of the Action Effective Date of the Shares subject to such Stock Incentive (taking into account vesting), less the value of any consideration payable with respect to such Stock Incentive.

(c)

In the case of Options, unilaterally cancel such Non-Assumed Option after providing the holder of such Option with (i) an opportunity to exercise such Non-Assumed Option to the extent vested within a specified period prior to the date of the Change in Control, and (ii) notice of such opportunity to exercise prior to the commencement of such specified period. The Committee may modify or waive any condition limiting the exercise of such Option to permit a cashless exercise of such Options.

(d)

Notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed Stock Incentive is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (i) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or

(ii) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.

11.4

GENERAL RULE FOR OTHER STOCK INCENTIVES. If a Change in Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change in Control.

SECTION 12
AMENDMENT OR TERMINATION

12.1

AMENDMENT OF PLAN. This Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company if such amendment: (a) increases the number of Shares reserved under Section 3, except as set forth in Section 10, (b) extends the maximum life of the Plan under Section 9 or the maximum exercise period under Section 7, (c) decreases the minimum Exercise Price under Section 7, or (d) changes the designation of Participant eligible for Stock Incentives under Section 6. Shareholder approval of other material amendments (such as an expansion of the types of awards available under the Plan, an extension of the term of the Plan, or a change to the method of determining the Exercise Price of Options issued under the Plan) may also be required pursuant to rules promulgated by an established stock exchange or a national market system.

12.2	TERMINATION OF PLAN. The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time.

12.3

AMENDMENT OF STOCK INCENTIVES. Except as provided in Section 7.1(a), the Committee shall have the right to modify, amend or cancel any Stock Incentive after it has been granted if (a) the modification, amendment or cancellation does not diminish the rights or benefits of the Participant under the Stock Incentive (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), (b) the Participant consents in writing to such modification, amendment or cancellation, (c) there is a dissolution or liquidation of the Company, (d) this Plan and/or the Stock Incentive Agreement expressly provides for such modification, amendment or cancellation, or (e) the Company would otherwise have the right to make such modification, amendment or cancellation pursuant to Article 11 or applicable law. Notwithstanding the foregoing, the Committee may reform any provision in a Stock Incentive intended to be exempt from Code Section 409A to maintain to maximum extent practicable the original intent of the applicable provision without violating the provisions of Code Section 409A; provided, however, that if no reasonably practicable reformation would avoid the imposition of any penalty tax or interest under Code Section 409A, no payment or benefit will be provided under the Stock Incentive and the Stock Incentive will be deemed null, void and of no force and effect, and the Company shall have no further obligation in connection with such Stock Incentive.

SECTION 13
MISCELLANEOUS

13.1

SHAREHOLDER RIGHTS. Except as provided in Section 7.3 with respect to Restricted Stock Awards, or in a Stock Incentive Agreement, no Participant shall have any rights as a shareholder of the Company as a result of the grant of a Stock Incentive pending the actual delivery of Shares subject to such Stock Incentive to such Participant.

13.2

NO GUARANTEE OF CONTINUED RELATIONSHIP. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment or other relationship with the Company and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement that evidences his or her Stock Incentive.

13.3

WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the grant or fulfillment of any Stock Incentive, an amount in Shares or cash sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to a Stock Incentive. Whenever Shares are to be issued to a Participant upon exercise of an Option or Stock Appreciation Right, or satisfaction of conditions under a Restricted Stock, Restricted Stock Unit, Performance Stock or Performance Units, the Company shall have the right to require the Participant to remit to the Company, as a condition thereof, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (a) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (b) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of a Stock Incentive. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by retention of Shares by the Company unless the Company retains only Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. Subject to the foregoing, the Participant, and not the Company, shall be and remain responsible for any and all taxes arising out of the grant, exercise or receipt of any Stock Incentive awarded under this Plan.

13.4

NOTIFICATION OF DISQUALIFYING DISPOSITIONS OF ISO OPTIONS. If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option that is an ISO on or before the later of (a) the date two (2) years after the date of grant of such Option, or (b) the date one (1) year after the exercise of such Option, or except as otherwise permitted under Code Section 422(a)(2), then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he or she may be subject to federal, state and/or local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that he or she shall include the compensation from such early disposition in his gross income for federal tax purposes. Participant also acknowledges that the Company may condition the exercise of any Option that is an ISO on the Participant’s express written agreement with these provisions of this Plan.

13.5

TRANSFERS AND RESTRUCTURINGS. The transfer of a Participant’s employment between or among the Company or a Subsidiary (including the merger of a Subsidiary into the Company) shall not be treated as a termination of his or her employment under this Plan. Likewise, the continuation of employment by a Participant with a corporation that is a Subsidiary shall be deemed to be a termination of employment when such corporation ceases to be a Subsidiary.

13.6

LEAVES OF ABSENCE. Unless the Committee provides otherwise, vesting of Stock Incentives granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an employee of the Company in the case of any leave of absence approved by the Company. For purposes of ISOs, no such leave may exceed 90 days unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any ISO held by the Participant will cease to be treated as an ISO and if exercised thereafter will be treated for tax purposes as a NQSO.

13.7

GOVERNING LAW/CONSENT TO JURISDICTION. This Plan shall be construed under the laws of the State of Minnesota without regard to principles of conflicts of law. Each Participant consents to the exclusive jurisdiction in the United States District Court for the District of Minnesota for the determination of all disputes arising from this Plan and waives any rights to remove or transfer the case to another court.

13.8

ESCROW OF SHARES. To facilitate the Company’s rights and obligations under this Plan, the Company reserves the right to appoint an escrow agent, who shall hold the Shares owned by a Participant pursuant to this Plan.

13.9	DISGORGEMENT OF PLAN BENEFITS.

(a)

If any of the Company’s financial statements are required to be restated resulting from errors, omissions or fraud, the Committee may (in its sole discretion, but acting in good faith) direct that the Company recover all or a portion of any Stock Incentive with respect to any fiscal year of the Company the financial results of which are negatively affected by such restatement. The operation of this Section 13.9(a) shall be in accordance with the provisions of Section 302 of Sarbanes-Oxley Act of 2002 and any applicable guidance.

(b)

The Company shall require each current and former executive officer to disgorge all or any portion of any Stock Incentive or other compensation paid or payable pursuant to the Plan received within 36-month period prior to the public release of the restatement of financial information due to material noncompliance with the financial reporting requirements under the federal securities laws. The operation of this Section 13.9(b) shall be in accordance with the provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable guidance.

(c)

The amount to be recovered from a Participant under Sections 13.9(a)-(b) shall be the amount by which the Stock Incentive(s) exceeded the amount that would have been paid or payable to the Participant had the financial statements been initially filed as restated, or any greater or lesser amount (including, but not limited to, the entire award) that the Committee shall determine. In no event shall the amount to be recovered by the Company be less than the amount required to be repaid or recovered as a matter of law.

(d)

In addition to or in lieu of the rights to recovery set forth above, the Committee shall determine, as late as the time of the recoupment, regardless of whether such method is stated in the Stock Incentive Agreement, whether the Company shall effect any such recovery (i) by seeking repayment from the Participant, (ii) by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the Participant under any compensatory plan, program or arrangement maintained by the Company or any of its affiliates, (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made in accordance with the Company’s otherwise applicable compensation practices, (iv) by a holdback or escrow (before or after taxation) of part or all of the Shares, payment or property received upon exercise or satisfaction of any Stock Incentive, or (v) by any combination of the foregoing

13.10

FORFEITURE AND RECOUPMENT. Without limiting in any way the generality of the Committee’s power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Stock Incentive Agreement that the Participant’s rights, payments, and benefits with respect to a Stock Incentive under this Plan shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions. Such events shall include, but shall not be limited to, failure to accept the terms of the Stock Incentive Agreement, termination of employment or services under certain or all circumstances, violation of material Company policies, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other agreement that may apply to the Participant, or other conduct by the Participant that the Committee determines is detrimental to the business or reputation of the Company and its Subsidiaries.

SECTION 14
PERFORMANCE CRITERIA

14.1

PERFORMANCE GOAL BUSINESS CRITERIA. Unless and until the Board proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Section, the attainment of which may determine the degree of payout and/or vesting with respect to Stock Incentives to Key Employees and Key Persons pursuant to this Plan which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used by the Committee for purposes of such grants shall be chosen from among the following: (a) earnings per share; (b) net income (before or after taxes); (c) return measures (including, but not limited to, return on assets, equity or sales); (d) cash flow return on investments which equals net cash flows divided by owners equity; (e) earnings before or after taxes, depreciation and/or amortization; (f) gross revenues; (g) operating income (before or after taxes); (h) total shareholder return; (i) corporate performance indicators (indices based on the level of certain services provided to customers); (j) cash generation, profit and/or revenue targets; (k) growth measures, such as revenue growth; (l) ratios, such as expenses or market share and/or (m) share price (including, but not limited to, growth measures and total shareholder return). In setting performance goals using these performance measures, the Committee may establish absolute goals or goals relative to a peer group performance or other benchmark, and may exclude the effect of changes in accounting standards and non-recurring unusual events specified by the Committee, such as write-offs, capital gains and losses and acquisitions and dispositions of businesses.

14.2

DISCRETION IN FORMULATION OF PERFORMANCE GOALS. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Stock Incentives that are intended to qualify for the Performance-Based Exception may not be adjusted upward (although the Committee shall retain the discretion to adjust such Stock Incentives downward).

14.3

PERFORMANCE PERIODS. The Committee shall have the discretion to determine the period during which any performance goal must be attained with respect to a Stock Incentive. Such period may be of any length, and must be established prior to the start of such period or within the first ninety (90) days of such period (provided that the performance criteria are not in any event set after 25% or more of such period has elapsed).

14.4

MODIFICATIONS TO PERFORMANCE GOAL CRITERIA. In the event that the applicable tax and/or securities laws and regulatory rules and regulations change to permit Committee discretion to alter the governing performance measures noted above without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Stock Incentives that shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements under Code Section 162(m) to qualify for the Performance-Based Exception.

SECTION 15
NON-U.S. PROVISIONS

15.1

The Committee shall have the authority to require that any Stock Incentive Agreement relating to a Stock Incentive in a jurisdiction outside of the United States contain such terms as are required by local law in order to constitute a valid grant under the laws of such jurisdiction. Such authority shall be notwithstanding the fact that the requirements of the local jurisdiction may be different from or more restrictive than the terms set forth in this Plan. No purchase or delivery of Shares pursuant to a Stock Incentive shall occur until applicable restrictions imposed pursuant to this Plan or the applicable Stock Incentive have terminated.

Approved by Board of Directors on September 25, 2012.
Subject to Shareholder approval on November 16, 2012.

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,
SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1. Election of directors:	01 Mitchell Dann	☐	Vote FOR	☐	Vote WITHHELD
	02 Stryker Warren, Jr.		all nominees		from all nominees
(except as marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	To adopt the Urologix, Inc. 2012 Stock Incentive Plan.	☐	For	☐	Against	☐	Abstain

3.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for Urologix, Inc. for the fiscal year ending June 30, 2013.	☐	For	☐	Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR EACH OTHER PROPOSAL. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

Address Change? Mark box, sign, and indicate changes below: ☐	Date ____________________________________

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

UROLOGIX, INC.

ANNUAL MEETING OF SHAREHOLDERS

Friday, November 16, 2012
4:00 p.m.

Sheraton Minneapolis West
12201 Ridgedale Drive
Minnetonka, MN 55305

Urologix, Inc. 14405 Twenty-First Avenue North Minneapolis, Minnesota 55447
proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stryker Warren, Jr. and Brian J. Smrdel, or any of them, with power of substitution to each, as proxies, and hereby authorizes them to represent the undersigned at the Annual Meeting of Shareholders of Urologix, Inc. to be held at the Sheraton Minneapolis West, 12201 Ridgedale Drive, Minnetonka, Minnesota, 55305 on Friday, November 16, 2012 at 4:00 p.m. local time, and at any adjournment(s) or postponement(s) thereof, and to vote, as designated below, all shares of Common Stock of Urologix, Inc. held of record by the undersigned on September 21, 2012 and which the undersigned would be entitled to vote at such Annual Meeting, hereby revoking all former proxies.

See reverse for voting instructions.